CAPITAL INCOME BUILDER, INC.

                                     Part B
                      Statement of Additional Information

                              January 1, 2003


This document is not a prospectus but should be read in conjunction with the current prospectus of Capital Income Builder (the "fund or "CIB") dated January 1, 2003. The prospectus may be obtained from your investment dealer or financial adviser or by writing to the fund at the following address:

                          Capital Income Builder, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employer for details.


                               TABLE OF CONTENTS



Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        8
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . .       11
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       24
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       29
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       32
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       35
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       39
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       39
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       41
Shareholder Account Services and Privileges . . . . . . . . . . . .       43
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       46
General Information . . . . . . . . . . . . . . . . . . . . . . . .       47
Class A Share Investment Results and Related Statistics . . . . . .       48
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       50
Financial Statements




                        Capital Income Builder - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


INCOME PRODUCING SECURITIES
..    The fund will invest at least 90% of its assets in income-producing securities.

EQUITY SECURITIES

..    The fund will invest at least 50% of its assets in equity securities.

DEBT SECURITIES

..    The fund may invest up to 5% of its assets in straight debt securities
     (i.e., not convertible into equity) rated Ba or below by Moody's Investors Service, Inc. ("Moody's") or BB or below by Standard & Poor's Corporation ("S & P") or unrated but determined to be of equivalent quality.

NON-U.S. SECURITIES
..    The fund may invest up to 40% of its assets in securities of issuers domiciled outside the U.S.

                      *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.


INVESTING IN SMALLER CAPITALIZATION STOCKS - The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $1.5 billion at the time of purchase). The Investment Adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

                        Capital Income Builder - Page 2
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DEBT SECURITIES - Debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The values of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, values of debt securities decline when interest rates rise and increase when interest rates fall.


Lower rated bonds, rated Ba or below by Moody's and BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower rated bonds.


Certain risk factors relating to lower rated bonds are discussed below:


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - Lower rated bonds, like other bonds, may be sensitive to adverse economic changes and political and corporate developments and may be sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of lower rated bonds.

     PAYMENT EXPECTATIONS - Lower rated bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return to investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of lower rated bonds.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stock automatically convert into common stock. The prices and yields of non-convertible preferred stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

                        Capital Income Builder - Page 3
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Convertible bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


INVESTING IN VARIOUS COUNTRIES - Investing outside the U.S. may involve special risks, caused by, among other things: currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of the Investment Adviser, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


CURRENCY TRANSACTIONS - The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect the character and timing of income, gain or loss recognized by the fund for U.S. federal income tax purposes.


U.S. TREASURY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal

                        Capital Income Builder - Page 4
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and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. AGENCY SECURITIES - U.S. agency securities include those securities issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority, and Federal Farm Credit Bank System.


PASS-THROUGH SECURITIES - The fund may invest in various debt obligations backed by a pool of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.


"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (Ginny Mae), Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of Ginny Mae securities) or the issuer (in the case of Fanny Mae and Freddie Mac securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.


Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by Ginny Mae, Fanny Mae, and Freddie Mac. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.


"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.


"Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some

                        Capital Income Builder - Page 5
form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.


"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.


REAL ESTATE INVESTMENT TRUSTS - The fund may invest in securities issued by real estate investment trusts (REITs), which are pooled investment vehicles that primarily invest in real estate or real estate-related loans. REITs are not taxed on income distributed to shareholders provided they meet requirements imposed by the Internal Revenue Code. The risks associated with REIT debt investments are similar to the risks of investing in corporate-issued debt. In addition, the return on REITs is dependent on such factors as the skill of management and the real estate environment in general. Debt that is issued by REITs is typically rated by the credit rating agencies as investment grade or above.


VARIABLE AND FLOATING RATE OBLIGATIONS - The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest. Variable and floating rate obligations permit the fund to "lock in" the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.


CASH AND CASH EQUIVALENTS - These include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)),
(ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


LOANS OF PORTFOLIO SECURITIES - The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the Investment Adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit


                        Capital Income Builder - Page 6
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its loans of portfolio securities to an aggregate of 33 1/3% of the value of its total assets, measured at the time any such loan is made.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


The fund may also enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction is the transfer of mortgage-backed or other securities together with a commitment to purchase similar, but not identical securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).


REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's Board of Directors, taking into account factors such as the frequency and volume of trading, the commitment of

                        Capital Income Builder - Page 7
dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved, although the price usually includes a profit to the dealer.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio was replaced once per year. The fund's portfolio turnover rate for the fiscal year ended 2002 was 36%. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.



                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions provide that the fund may not:


1. Purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if immediately after and as a result of such investment, more than 5% of the fund's total assets would be invested in securities of the issuer; except that, as to 25% of the fund's total assets, up to 10% of its total assets may be invested in securities issued or guaranteed as to payment of interest and principal by a foreign government or its agencies or instrumentalities or by a multinational agency;

2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry;

3.   Invest in companies for the purpose of exercising control or management;

                        Capital Income Builder - Page 8

4. Knowingly purchase securities of other management investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

5. Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts);

6. Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the fund's total assets;

7. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

8. Make loans, except that the fund may purchase debt securities, enter into repurchase agreements and make loans of portfolio securities;

9. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

10. Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

11. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets (in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage), and except that the fund may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund's total assets;

12. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing;

13. Purchase or retain the securities of any issuer, if those individual officers and Directors of the fund, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

14. Invest in interests in oil, gas, or other mineral exploration or development programs;

15. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

16.  Write, purchase or sell put options, call options or combinations thereof;

With respect to investment restriction number 6, investments in 144A securities and 4(2) commercial paper are excluded for the purposes of calculating the 10% limitation.

                        Capital Income Builder - Page 9

A further investment policy of the fund, which may be changed by action of the Board of Directors without shareholder approval, is that the fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of any class of securities of any one issuer.


With respect to investment restriction number 2, in determining industry classifications for issuers domiciled outside the U.S., the fund will use reasonable classifications that are not so broad that the primary economic characteristic of the companies in a single class is materially different. The fund will determine such classifications of issuers domiciled outside the U.S. based on the issuer's principal or major business activities.


Notwithstanding investment restriction number 4, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

                        Capital Income Builder - Page 10

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS




                                     YEAR FIRST                                      NUMBER OF BOARDS
                        POSITION      ELECTED                                         WITHIN THE FUND      OTHER DIRECTORSHIPS/3/
                        WITH THE     A DIRECTOR    PRINCIPAL OCCUPATION(S) DURING   COMPLEX/2/ ON WHICH             HELD
     NAME AND AGE         FUND     OF THE FUND/1/           PAST 5 YEARS              DIRECTOR SERVES           BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 H. Frederick            Director       1987        Private investor; former                19            Ducommun Incorporated;
 Christie                                           President and Chief Executive                         IHOP Corporation;
 Age: 69                                            Officer, The Mission Group                            Southwest Water Company;
                                                    (non-utility holding company                          Valero L.P.
                                                    subsidiary of Southern
                                                    California Edison Company)
-----------------------------------------------------------------------------------------------------------------------------------
 Merit E. Janow          Director       2001        Professor, Columbia                      2            None
 Age: 44                                            University, School of
                                                    International and Public
                                                    Affairs
-----------------------------------------------------------------------------------------------------------------------------------
 Mary Myers Kauppila     Director       1992        Private investor; Chairman               5            None
 Age: 48                                            and CEO, Ladera Management
                                                    Company (venture capital and
                                                    agriculture); former owner
                                                    and President, Energy
                                                    Investment, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Gail L. Neale           Director       1987        President, The Lovejoy                   5            None
 Age: 67                                            Consulting Group, Inc. (a
                                                    pro-bono consulting group
                                                    advising non-profit
                                                    organizations)
-----------------------------------------------------------------------------------------------------------------------------------
 Robert J. O'Neill       Director       1992        Chairman of the Council,                 3            None
 Age: 66                                            Australian Strategic Policy
                                                    Institute; former Chairman of
                                                    the Council, the
                                                    International Institute for
                                                    Strategic Studies; former
                                                    Chichele Professor of the
                                                    History of War and former
                                                    Fellow, All Souls College,
                                                    University of Oxford
-----------------------------------------------------------------------------------------------------------------------------------
 Donald E. Petersen      Director       1992        Retired; former Chairman of              2            None
 Age: 76                                            the Board and Chief Executive
                                                    Officer, Ford Motor Company
-----------------------------------------------------------------------------------------------------------------------------------
 Stefanie Powers         Director       1997        Actor; Founder and President,            2            None
 Age: 60                                            The William Holden Wildlife
                                                    Foundation
-----------------------------------------------------------------------------------------------------------------------------------
 Frank Stanton           Director       1987        Retired; former President,               2            American Health
 Age: 94                                            CBS Inc. (1946-1973)                                  Companies, Inc.; Sony
                                                                                                          Music Entertainment, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Steadman Upham          Director       2001        President and University                 2            None
 Age: 53                                            Professor of Archaeology,
                                                    Claremont Graduate University
                                                    Education
-----------------------------------------------------------------------------------------------------------------------------------
 Charles Wolf, Jr.       Director       1987        Senior Economic Adviser and              2            None
 Age: 78                                            Corporate Fellow in
                                                    International Economics,
                                                    RAND; former Dean, the RAND
                                                    Graduate School
-----------------------------------------------------------------------------------------------------------------------------------



                        Capital Income Builder - Page 11

                                                         PRINCIPAL OCCUPATION(S) DURING
                                        YEAR FIRST              PAST 5 YEARS AND              NUMBER OF BOARDS
                                         ELECTED                 POSITIONS HELD                WITHIN THE FUND
                         POSITION       A DIRECTOR          WITH AFFILIATED ENTITIES         COMPLEX/2/ ON WHICH
                         WITH THE     AND/OR OFFICER      OR THE PRINCIPAL UNDERWRITER            DIRECTOR
    NAME AND AGE           FUND       OF THE FUND/1/               OF THE FUND                OR OFFICER SERVES
------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
------------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.     Vice               1987        Executive Vice President and                  16
 Age: 54                Chairman of                    Director, Capital Research and
                        the Board                      Management Company; Director,
                        and                            American Funds Distributors, Inc.*
                        Director
------------------------------------------------------------------------------------------------------------------
 James B.               Chairman of        1992        Senior Vice President and Director,            2
 Lovelace/6/            the Board,                     Capital Research and Management
 Age: 46                Principal                      Company
                        Executive
                        Officer and
                        Director
------------------------------------------------------------------------------------------------------------------
 Jon B. Lovelace/6/     Director           1987        Chairman Emeritus, Capital Research            2
 Age: 75                                               and Management Company

------------------------------------------------------------------------------------------------------------------




                        OTHER DIRECTORSHIPS/3/ HELD
    NAME AND AGE          BY DIRECTOR OR OFFICER
----------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
------------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.     None
 Age: 54
----------------------------------------------------
 James B.               None
 Lovelace/6/
 Age: 46
----------------------------------------------------
 Jon B. Lovelace/6/     None
 Age: 75
----------------------------------------------------




                        Capital Income Builder - Page 12

                                                                                   PRINCIPAL OCCUPATION(S) DURING
                            POSITION         YEAR FIRST ELECTED                   PAST 5 YEARS AND POSITIONS HELD
                            WITH THE             AN OFFICER                           WITH AFFILIATED ENTITIES
   NAME AND AGE               FUND             OF THE FUND/1/                 OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Joyce E. Gordon          Senior Vice               1996          Senior Vice President, Capital Research Company*
 Age: 46                   President
-----------------------------------------------------------------------------------------------------------------------------------
 Janet A. McKinley        Senior Vice               1992          Director, Capital Research and Management Company; Senior Vice
 Age: 48                   President                              President, Capital Research Company*
-----------------------------------------------------------------------------------------------------------------------------------
 Catherine M. Ward         President                1987          Senior Vice President and Director, Capital Research and
 Age: 55                                                          Management Company; Director, American Funds Service Company*;
                                                                  Secretary and Director, Capital Group Research, Inc.*; Director,
                                                                  The Capital Group Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Darcy Kopcho            Vice President             1996          Director, Capital Research and Management Company
 Age: 49
-----------------------------------------------------------------------------------------------------------------------------------
 Mark R. Macdonald       Vice President             2001          Senior Vice President, Capital Research and Management Company
 Age: 43
-----------------------------------------------------------------------------------------------------------------------------------
 Steven T. Watson        Vice President             1997          Senior Vice President, Capital Research Company*
 Age: 47
-----------------------------------------------------------------------------------------------------------------------------------
 Vincent P. Corti          Secretary                1987          Vice President - Fund Business Management Group, Capital
 Age: 46                                                          Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 R. Marcia Gould           Treasurer                1994          Vice President - Fund Business Management Group, Capital
 Age: 48                                                          Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Dayna G. Yamabe      Assistant Treasurer           2001          Vice President - Fund Business Management Group, Capital
 Age: 35                                                          Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------




                        Capital Income Builder - Page 13

* Company affiliated with Capital Research and Management Company.

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those in the American Funds Group) that are held by each director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).
5 All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.

6 James B. Lovelace is the son of Jon B. Lovelace, Jr.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.

                        Capital Income Builder - Page 14

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2001


                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 H. Frederick Christie         Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Merit E. Janow                 $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 Mary Myers Kauppila           Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Gail L. Neale               $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Robert J. O'Neill                  None                       None
-------------------------------------------------------------------------------
 Donald E. Petersen            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Stefanie Powers               Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Frank Stanton                 Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Steadman Upham                     None                       None
-------------------------------------------------------------------------------
 Charles Wolf, Jr.           $50,001 - $100,000            Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 James B. Lovelace             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Jon B. Lovelace               Over $100,000               Over $100,000
-------------------------------------------------------------------------------



1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED OCTOBER 31, 2002

No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or its affiliates. The fund pays annual fees of $15,000 to Directors who are not affiliated with the Investment Adviser, $1,000 for each Board of Directors meeting attended, and $500 for each meeting attended as a member of a committee of the Board of Directors.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser.

                        Capital Income Builder - Page 15

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 H. Frederick                    $19,700/3/                        $232,300/3/
 Christie
------------------------------------------------------------------------------------------
 Merit E. Janow                   20,000                             42,000
------------------------------------------------------------------------------------------
 Mary Myers Kauppila              21,100/3/                         128,000/3/
------------------------------------------------------------------------------------------
 Gail L. Neale                    21,300                            102,000
------------------------------------------------------------------------------------------
 Robert J. O'Neill                22,000                             53,500
------------------------------------------------------------------------------------------
 Donald E. Petersen               19,500/3/                          50,000/3/
------------------------------------------------------------------------------------------
 Stefanie Powers                  20,500                             42,500
------------------------------------------------------------------------------------------
 Frank Stanton                    22,000                             46,000
------------------------------------------------------------------------------------------
 Steadman Upham                   20,000/3/                          42,000/3/
------------------------------------------------------------------------------------------
 Charles Wolf, Jr.                21,000                             45,000
------------------------------------------------------------------------------------------




1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2002 fiscal year for participating Directors is as follows: H. Frederick Christie ($116,912), Mary Myers Kauppila ($217,379), Donald E. Petersen ($62,216) and Steadman Upham ($18,946). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

As of December 1, 2002, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS

The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on June 8, 1987. All fund operations are supervised by the fund's Board of Directors, which meets periodically and performs duties required by applicable state and federal laws.


Under Maryland law, the business and affairs of the fund are managed under the direction of the Board of Directors, and all powers of the fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

                        Capital Income Builder - Page 16

Members of the Board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including classes A, B, C, F, 529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5. The 529 share classes are available only through CollegeAmerica to investors establishing qualified higher education savings accounts. The R share classes are generally available only to retirement plans. Class R-5 shares are also available to clients of the Personal Investment Management Group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. The R share classes are described in more detail in the fund's Retirement Plan Statement of Additional Information.


The shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica account owners are not shareholders of the fund and accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's shares, the Virginia College Savings Plan will vote any proxies relating to fund shares.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast, remove any Director from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of Directors, as though the fund were a common-law trust. Accordingly, the Directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any Directors when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

                        Capital Income Builder - Page 17

COMMITTEES OF THE BOARD OF DIRECTORS

The fund has an Audit Committee comprised of H. Frederick Christie, Merit E. Janow, Mary Myers Kauppila, Robert J. O'Neill, Steadman Upham and Charles Wolf, Jr., none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee oversees the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent accountants and the full Board of Directors. Two Audit Committee meetings were held during the 2002 fiscal year.


The fund has a Nominating Committee comprised of Gail L. Neale, Donald E. Petersen, Stefanie Powers and Frank Stanton, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director candidates to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. One Nominating Committee meeting was held during the 2002 fiscal year.


The fund has a Contracts Committee comprised of H. Frederick Christie, Merit E. Janow, Mary Myers Kauppila, Gail L. Neale, Robert J. O'Neill, Donald E. Petersen, Stefanie Powers, Frank Stanton, Steadman Upham and Charles Wolf, Jr., none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its Investment Adviser or the Investment Adviser's affiliates, such as the investment advisory and service agreement, principal underwriting agreement, administrative services agreement and plans of distribution under rule 12b-1, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. One Contracts Committee meeting was held during the 2002 fiscal year.


INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

                        Capital Income Builder - Page 18

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until October 31, 2003, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the Investment Adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors. At its most recent meeting, the Committee reviewed and considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the fund (primarily measured by investment results), fees and expenses borne by the fund, financial results of the Investment Adviser, and comparative data for other mutual funds and selected indexes.


In reviewing the quality of services provided to the fund, the Committee reviewed comparative results data and fund expenses, noting that the fund's results were better than the majority of the funds in its peer group and that expenses also ranked among the lowest.


The Committee also reviewed the Investment Adviser's trading practices and concluded that, based on its review of certain data, the Investment Adviser's dealings with brokers was based on best execution and not other factors.


Based on their review, the Committee and the Board concluded that the advisory fees and other expenses of the fund are reasonable, both absolutely and on a relative basis, and that shareholders receive fair value for such fees and expenses.


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to Directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

                        Capital Income Builder - Page 19

The management fee is based upon the net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles and does not include gains or losses from sales of capital assets.


The management fee is based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess of $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.15% of such assets in excess of $8 billion; plus 3.0% of the fund's gross investment income. Assuming net assets of $8 billion and gross investment income levels of 3%, 4%, 5%, 6%, and 7%, management fees would be 0.27%, 0.30%, 0.33%, 0.36%, and 0.39%, respectively.


The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed 1 1/2% of the first $30 million of the net assets of the fund and 1% of the average net assets in excess thereof. Expenses which are not subject to these limitations are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies are accounted for as capital items and not as expenses. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding this limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For the fiscal years ended 2002, 2001 and 2000, the Investment Adviser received from the fund advisory fees of $30,376,000, $25,719,000 and $25,990,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser relating to the fund's Class C, F and 529 shares will continue in effect until October 31, 2003, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares, and all Class 529 shares. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties providing such services.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid

                        Capital Income Builder - Page 20
monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets of each respective applicable share class.


During the fiscal period ended 2002, administrative services fees paid by the fund were:


                                             ADMINISTRATIVE SERVICES FEE
------------------------------------------------------------------------------
               CLASS C                                $370,000
------------------------------------------------------------------------------
               CLASS F                                 131,000
------------------------------------------------------------------------------
             CLASS 529-A                                16,000
------------------------------------------------------------------------------
             CLASS 529-B                                 5,000
------------------------------------------------------------------------------
             CLASS 529-C                                 8,000
------------------------------------------------------------------------------
             CLASS 529-E                                 1,000
------------------------------------------------------------------------------
             CLASS 529-F                                     5
------------------------------------------------------------------------------



PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and 529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares. For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class 529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares.

                        Capital Income Builder - Page 21

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:


                                                                     COMMISSIONS,        ALLOWANCE OR

                                               FISCAL YEAR/PERIOD       REVENUE          COMPENSATION

                                                                   OR FEES RETAINED       TO DEALERS
---------------------------------------------------------------------------------------------------------
                   CLASS A                            2002            $12,524,000         $58,424,000
                                                      2001              3,779,000          17,257,000
                                                      2000              1,778,000           8,086,000
                   CLASS B                            2002              2,379,000          13,521,000
                                                      2001                680,000           3,922,000
                                                      2000                112,000             704,000
---------------------------------------------------------------------------------------------------------
                 CLASS 529-A                          2002                188,000             901,000
---------------------------------------------------------------------------------------------------------
                 CLASS 529-B                          2002                 41,000             317,000
---------------------------------------------------------------------------------------------------------



The fund has adopted Plans of Distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: shareholder services; savings to the fund in transfer agency costs; savings to the fund in advisory fees and other expenses; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (i) for Class A shares, up to 0.30% of the average daily net assets attributable to Class A shares; (ii) for Class 529-A shares, up to 0.50% of the average daily net assets attributable to Class 529-A shares; (iii) for Class B and 529-B shares, 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (iv) for Class C and 529-C shares, 1.00% of the average daily net assets attributable to Class C and 529-C shares, respectively; (v) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; and (vi) for Class F and 529-F shares, up to 0.50% of the average daily net assets attributable to Class F and 529-F shares, respectively.

                        Capital Income Builder - Page 22

For Class A and 529-A shares: (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A and 529-A shares, in excess of the Class A and 529-A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable.


For Class B and 529-B shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C and 529-C shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class 529-E shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F and 529-F shares, 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers. Currently, no compensation is paid under the fund's Class F and 529-F Plans for distribution-related expenses.

                        Capital Income Builder - Page 23

During the 2002 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:


                               12B-1 EXPENSES            12B-1 LIABILITY
                                  ACCRUED                  OUTSTANDING
------------------------------------------------------------------------------
        CLASS A                 $22,216,000                 $2,843,000
------------------------------------------------------------------------------
        CLASS B                   2,522,000                    373,000
------------------------------------------------------------------------------
        CLASS C                   2,081,000                    368,000
------------------------------------------------------------------------------
        CLASS F                     164,000                     30,000
------------------------------------------------------------------------------
      CLASS 529-A                    29,000                      3,000
------------------------------------------------------------------------------
      CLASS 529-B                    22,000                      6,000
------------------------------------------------------------------------------
      CLASS 529-C                    42,000                     10,000
------------------------------------------------------------------------------
      CLASS 529-E                     2,000                      1,000
------------------------------------------------------------------------------
      CLASS 529-F                         8                          8
------------------------------------------------------------------------------



OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently, these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments are based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market

                        Capital Income Builder - Page 24
value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


The following information may not apply to you if you hold fund shares in a non-taxable account, such as a qualified retirement plan. Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and

                        Capital Income Builder - Page 25
     the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of

                        Capital Income Builder - Page 26
     any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.


     Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - In January of each year, individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying

                        Capital Income Builder - Page 27
shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                        Capital Income Builder - Page 28

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO COLLEGEAMERICA ACCOUNTS.

                               PURCHASE OF SHARES




        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made, has
                        a sales agreement with
                        American Funds
                        Distributors and is
                        authorized to sell a
                        CollegeAmerica account
                        in the case of 529
                        shares.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open an account, then   application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Internet Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By Internet             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open an account, then   establish the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Internet Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company
                        a/c# 4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------




                        Capital Income Builder - Page 29

The fund and the Principal Underwriter reserve the right to reject any purchase order. Generally, Class F shares are only available to fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers. Class B and C shares are generally not available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, and money purchase pension and profit sharing plans. Class 529 shares may be purchased by investors only through CollegeAmerica accounts. Class 529-E shares may only be purchased by investors participating in CollegeAmerica through an eligible employer plan. In addition, the state tax-exempt funds are only offered in certain states, and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASE MINIMUMS - The minimum initial investment for all funds in The American Funds Group, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deduction or by employer-sponsored CollegeAmerica accounts and may be reduced or waived for shareholders of other funds in The American Funds Group. The minimum is $50 for additional investments (except for retirement plan payroll deduction and employer-sponsored CollegeAmerica accounts as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. Direct purchases of Class B shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class B shares of other American Funds. For investments above $100,000, Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


PURCHASE MAXIMUM FOR CLASS C SHARES - The maximum purchase order for Class C shares for all American Funds is $500,000. Direct purchases of Class C shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class C shares of other American Funds.


FUND NUMBERS - Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/ (see description below):


                                                                       FUND NUMBERS
                                                          ----------------------------------------
FUND                                                      CLASS A   CLASS B   CLASS C    CLASS F
--------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . . . .     002       202       302        402
American Balanced Fund/(R)/ . . . . . . . . . . . . . .     011       211       311        411
American Mutual Fund/(R)/ . . . . . . . . . . . . . . .     003       203       303        403
Capital Income Builder/(R)/ . . . . . . . . . . . . . .     012       212       312        412
Capital World Growth and Income Fund/SM/  . . . . . . .     033       233       333        433
EuroPacific Growth Fund/(R)/  . . . . . . . . . . . . .     016       216       316        416
Fundamental Investors/SM/ . . . . . . . . . . . . . . .     010       210       310        410
The Growth Fund of America/(R)/ . . . . . . . . . . . .     005       205       305        405
The Income Fund of America/(R)/ . . . . . . . . . . . .     006       206       306        406
The Investment Company of America/(R)/  . . . . . . . .     004       204       304        404
The New Economy Fund/(R)/ . . . . . . . . . . . . . . .     014       214       314        414
New Perspective Fund/(R)/ . . . . . . . . . . . . . . .     007       207       307        407
New World Fund/SM/  . . . . . . . . . . . . . . . . . .     036       236       336        436
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . . . .     035       235       335        435
Washington Mutual Investors Fund/SM/  . . . . . . . . .     001       201       301        401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . . . .     040       240       340        440
American High-Income Trust/SM/  . . . . . . . . . . . .     021       221       321        421
The Bond Fund of America/SM/  . . . . . . . . . . . . .     008       208       308        408
Capital World Bond Fund/(R)/  . . . . . . . . . . . . .     031       231       331        431
Intermediate Bond Fund of America/SM/ . . . . . . . . .     023       223       323        423
Limited Term Tax-Exempt Bond Fund of America/SM/  . . .     043       243       343        443
The Tax-Exempt Bond Fund of America/(R)/  . . . . . . .     019       219       319        419
The Tax-Exempt Fund of California/(R)/* . . . . . . . .     020       220       320        420
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . . . .     024       224       324        424
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . . . .     025       225       325        425
U.S. Government Securities Fund/SM/ . . . . . . . . . .     022       222       322        422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . . . .     009       209       309        409
The Tax-Exempt Money Fund of America/SM/  . . . . . . .     039       N/A       N/A        N/A
The U.S. Treasury Money Fund of America/SM/ . . . . . .     049       N/A       N/A        N/A
___________
*Available only in certain states.



                        Capital Income Builder - Page 30

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund/(R)/ . .    1011     1211     1311     1511      1411
American Mutual Fund/(R)/ . . .    1003     1203     1303     1503      1403
Capital Income Builder/(R)/ . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund/SM/  . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund/(R)/  .    1016     1216     1316     1516      1416
Fundamental Investors/SM/ . . .    1010     1210     1310     1510      1410
The Growth Fund of America/(R)/    1005     1205     1305     1505      1405
The Income Fund of America/(R)/    1006     1206     1306     1506      1406
The Investment Company of
America/(R)/. . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund/(R)/ . . .    1014     1214     1314     1514      1414
New Perspective Fund/(R)/ . . .    1007     1207     1307     1507      1407
New World Fund/SM/  . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund/(R)/  . . .    1035     1235     1335     1535      1435
Washington Mutual Investors
Fund/SM/  . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust/SM/     1021     1221     1321     1521      1421
The Bond Fund of America/SM/  .    1008     1208     1308     1508      1408
Capital World Bond Fund/(R)/  .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America/SM/ . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities
Fund/SM/. . . . . . . . . . . .    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America/(R)/. . . . . . . . . .    1009     1209     1309     1509      1409




                        Capital Income Builder - Page 31

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)




                                                                     DEALER
                                             SALES CHARGE AS       COMMISSION
                                            PERCENTAGE OF THE:    AS PERCENTAGE
                                            ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                      NET AMOUNT  OFFERING     OFFERING
                                           -INVESTED-   PRICE         PRICE
------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .          6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .          5.26       5.00          4.25
$50,000 but less than $100,000. .            4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .           3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .            3.63       3.50          2.75
$250,000 but less than $500,000 .            2.56       2.50          2.00
$500,000 but less than $750,000 .            2.04       2.00          1.60
$750,000 but less than $1 million            1.52       1.50          1.20
$1 million or more . . . . . . . .           none       none      see below
--------------------------------------------------------------------------------



CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC.


403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working

                        Capital Income Builder - Page 32
hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


A transfer from the Virginia Prepaid Education Program or the Virginia Education Savings Trust to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.


In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) current and retired registered investment advisers, with respect to accounts established while active, registered with the Principal Underwriter, or full-time employees (and their spouses, parents, and children) of registered investment advisers (including assistants directly empoyed by individual registered investment advisers) registered with the Principal Underwriter and plans for such persons;

(4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration Unit; and

                        Capital Income Builder - Page 33

(9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

CONTINGENT DEFERRED SALES CHARGE ON CLASS A AND C SHARES - Except as described above, a CDSC of 1% applies to redemptions of Class A shares of the American Funds, other than the money market funds, made within 12 months following the purchase of Class A shares of $1 million or more made without an initial sales charge. A CDSC of 1% also applies to redemptions of Class C shares of the American Funds made within 12 months following the purchase of the Class C shares. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A, B and C Shares" below.


CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below:




   CONTINGENT DEFERRED SALES CHARGE ON
         SHARES SOLD WITHIN YEAR             AS A % OF SHARES BEING SOLD
 --------------------------------------------------------------------------
                    1                                   5.00%
                    2                                   4.00
                    3                                   4.00
                    4                                   3.00
                    5                                   2.00
                    6                                   1.00




There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances.
 See "CDSC Waivers for Class A, B and C Shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first followed by shares that you have owned the longest during the six-year period.


CLASS F AND CLASS 529-E SALES CHARGE - Class F and 529-E shares are sold with no initial or contingent deferred sales charge.


DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at

                        Capital Income Builder - Page 34
net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on investments in Class A shares are paid at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class B shares, compensation equal to 4.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


For Class C shares, compensation equal to 1.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class C shares.


CONVERSION OF CLASS B AND C SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date.
 Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. Class 529-C shares will not convert to Class 529-F shares. The conversion of shares is subject to the Internal Revenue Service's continued position that the conversions are not subject to federal income tax. In the event the Internal Revenue Service no longer takes this position, the automatic conversion feature may be suspended, in which event no further conversions of Class B or C shares would occur while such suspension remained in effect. In that event, at your option, Class B shares could be exchanged for Class A shares and Class C shares for Class F shares on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or fee; however, such an exchange could constitute a taxable event for you. Absent such an exchange, Class B and C shares would continue to be subject to higher expenses for longer than eight years and ten years, respectively.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference

                        Capital Income Builder - Page 35
     between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including Class A shares held in a fee-based arrangement, other classes of shares of the American Funds, and any individual investments in American Legacy variable annuities and variable life insurance policies (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those made by you and your immediate family (your spouse and your children under the age of 21), if all parties are purchasing shares for their own accounts and/or:

     .individual-type employee benefit plan(s), such as an IRA, 403(b) plan
          (see exception below), or single-participant Keogh-type plan;

                        Capital Income Builder - Page 36

     .business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .trust accounts established by you or your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

     .endowments or foundations established and controlled by you or your immediate family; or

     .CollegeAmerica accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     .for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization; or

     .for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group, as well as individual holdings in American Legacy variable annuities and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described in the aggregation policy, you may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When deter-

                        Capital Income Builder - Page 37
     mining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

CDSC WAIVERS FOR CLASS A, B AND C SHARES - Any CDSC on Class A, B and C shares (and, if applicable, on the corresponding Class 529 shares) may be waived only in the following cases:


(1) Permitted exchanges of shares as described in the prospectus, provided that the shares acquired by such exchanges are not redeemed within: (i) one year of the initial purchase in the case of Class A or 529-A shares, (ii) six years of the initial purchase in the case of Class B or 529-B shares, or (iii) one year of the initial purchase in the case of Class C or 529-C shares.

(2)  Tax-free returns of excess contributions to IRAs.

(3) Redemptions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

(4) For Class 529-A, 529-B and 529-C shareholders only, redemptions due to a beneficiary's death, post-purchase disability or receipt of a scholarship (to the extent of the scholarship award).

(5) The following types of transactions, if together they do not exceed 12% of the value of an account annually (the "12% limit"):

     . Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2.

     . Redemptions through a systematic withdrawal plan ("SWP") (see "Automatic Withdrawals" under "Shareholder Account Services and Privileges", below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

CDSC waivers are allowed only in the cases listed above. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to: termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that elim-

                        Capital Income Builder - Page 38
inates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings Plan eliminating the fund as an option for additional investment within CollegeAmerica.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the applicable fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: i) Class A shares at net asset value; ii) Class A shares subject to the applicable initial sales charge; iii) Class B shares; iv) Class C shares; or v) Class F shares. Plan assets invested in Class A shares with a sales charge, or B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


IRA rollovers that do not indicate in which share class plan assets should be invested and that do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions cannot be invested in F shares.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter. Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.


Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which

                        Capital Income Builder - Page 39
is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by authority of the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets. The fund's Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the fund's Investment Adviser. The Board receives regular reports describing fair valued securities and the valuation methods used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations are valued in good faith by the Valuation Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the "fair value" to be assigned to a particular security, including, without limitation, the type of security and size of the holding, the existence of contractual or legal restrictions on resale, any relevant financial or business developments affecting the issuer or its business prospects, similar or related securities that are more actively traded, and changes in overall market conditions. The Valuation Committee employs additional fair value procedures to address issues related to investing substantial portions of fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If events occur after the close of a market (and before the close of the New York Stock Exchange, when these funds' net asset values are next

                        Capital Income Builder - Page 40
determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices will be made to reflect these events. Events of this type could include earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets);


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent, dealer or any of their designees.
 Sales of certain Class A, B and C shares may be subject to a CDSC. Generally, Class F shares are only available to fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


You may sell (redeem) other classes of shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     "*)
     Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     "*)   Requests must be signed by the registered shareholder(s).

     "*)   A signature guarantee is required if the redemption is:

          -  Over $75,000;

          -  Made payable to someone other than the registered shareholder(s);
             or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

                        Capital Income Builder - Page 41

     "*) Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     "*) You must include with your written request any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR USING THE INTERNET

     "*) Redemptions by telephone, fax or the Internet (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $75,000 per shareholder each day.

     "*)  Checks must be made payable to the registered shareholder(s).

     "*) Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     "*) You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     "*) You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.

          - Check writing is not available for any of the 529 share classes or B, C or F share classes of The Cash Management Trust of America.


If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Proceeds from a Class B share redemption where a CDSC was charged will be reinvested in Class A shares. Proceeds from any other type of redemption and all

                        Capital Income Builder - Page 42
dividend and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Any CDSC on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for Class 529 shareholders or if your account is held with an investment dealer.


AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments in The American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid by the 529 share classes will automatically be reinvested.



If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains ("distributions") of the same share class into any other fund in The American Funds Group at net asset value, subject to the following conditions:



(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

                        Capital Income Builder - Page 43

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may only exchange shares into other funds in The American Funds Group within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of any other American Fund for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be done through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


Exchanges from Class A, C or F shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfer to Minors Act custodial accounts, may result in significant legal and tax consequences as described in the CollegeAmerica Program Description. Please consult your financial adviser prior to making such an exchange.


You may exchange shares of other classes by writing to the Transfer Agent (see "Selling Shares" above), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "American Funds Service Company Service Areas" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Internet Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Price of Shares" above.) THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - For all share classes, except the 529 classes of shares, you may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS - For all share classes, except the 529 classes of shares, you may automatically withdraw shares from any of the funds in The American Funds Group. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business

                        Capital Income Builder - Page 44
day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $75,000 per American Funds shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds website on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Internet Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Fund Numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or the Internet (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.

                        Capital Income Builder - Page 45

SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the 529 share classes.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


The fund is required to disclose information regarding investments in the securities of broker-dealers (or parent companies of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, Bank of America, CS First Boston and J.P. Morgan Chase & Co. were among the top 10 dealers that received the largest amount of brokerage commissions and that acted as principals in portfolio transactions. As of the close of its most recent fiscal year the fund held: equity and debt securities of Bank of America in the amounts of $109,586,000 and $27,111,000, respectively; equity and debt securities of J.P. Morgan Chase & Co. in the amounts of $113,378,000 and $5,591,000, respectively; and debt securities of CS First Boston in the amount of $7,201,000.


Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, if applicable, for the fiscal years ended 2002, 2001 and 2000, amounted to $11,736,000, $9,736,000 and $7,658,000, respectively.


                        Capital Income Builder - Page 46

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $6,821,000 for Class A shares and $239,000 for Class B shares for the 2002 fiscal year.


INDEPENDENT ACCOUNTANTS - PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent accountants providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountants is reviewed and determined annually by the Board of Directors.


INDEPENDENT LEGAL COUNSEL - O'Melveny & Myers LLP, 400 South Hope Street, Los Angeles, CA 90071, currently serves as counsel for the fund and for Directors who are not interested persons (as defined by the 1940 Act) of the fund. Certain legal matters in connection with the capital shares offered by the prospectus have been passed upon for the fund by O'Melveny & Myers LLP. Counsel does not currently provide legal services to the fund's Investment Adviser or any of its affiliated companies, but provides an immaterial amount of estate planning and similar work for a limited number of Investment Adviser personnel. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent Directors of the fund, as prescribed by the 1940 Act and the rules thereunder.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on October 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund and Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting

                        Capital Income Builder - Page 47
requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND

  MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- OCTOBER 31, 2002

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $40.73
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $43.21


            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 4.27% based on a 30-day (or one month) period ended October 31, 2002, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula as required by the Securities and Exchange Commission:


     YIELD = 2[((a-b)/cd + 1)/6/ -1]

     Where:      a  = dividends and interest earned during the period.

                 b  = expenses accrued for the period (net of reimbursements).

                 c  = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                 d  = the maximum offering price per share on the last day of the period.

The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended October 31, 2002 were -5.59%, 4.45% and 9.46%, respectively. The fund's one-year total return and five- and ten-year average annual total returns at net asset value for the periods ended October 31, 2002 were 0.16%, 5.69% and 10.11%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment;

                        Capital Income Builder - Page 48

(2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C, F, 529 and R shares.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      --------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
------  -------  ----------------------  -------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
-----  --------------------------     -----------------------


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

                        Capital Income Builder - Page 49

                                    APPENDIX

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC. employs the designations "Prime-1," "Prime-2"
-------------------------------
and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


STANDARD & POOR'S CORPORATION ratings of commercial paper are graded into four
-----------------------------
categories ranging from "A" for the highest quality obligations to "D" for the lowest.


A - Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety.


A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.


A-2 - Capacity for timely payments on issues with this designation is strong; however, the relative degree of safety is not as high as for issues designated "A-1."


                          DESCRIPTION OF BOND RATINGS

BOND RATINGS - The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's") are based on the analysis and represents a judgment expressed in shorthand terms of the strengths and weaknesses of the bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by

                        Capital Income Builder - Page 50
a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


Standard & Poor's rates the long-term debt securities of various entities in
-----------------
categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


AAA
"An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong."

                        Capital Income Builder - Page 51

AA
"An obligation rated 'AA' differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."


A
"An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."


BBB
"An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."


BB
"An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation."

B
"An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."


CCC
"An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation."

CC
"An obligation rated 'CC' is currently highly vulnerable to nonpayment."

C
"A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying."

                        Capital Income Builder - Page 52

D

"An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy peitions or the taking of a similar action if payments on an obligation are jeopardized."

                        Capital Income Builder - Page 53




Capital Income Builder
Investment portfolio, October 31, 2002

[pie chart]
Bonds & notes 34.25%
Banks 8.92%
Electric utilities 7.03%
Real estate 6.44%
Tobacco 4.74%
Diversified telecommunication services 2.84%
Other industries 26.38%
Cash & equivalents 9.40%
[end chart]




                                                                                                     Shares or principal  Market
                                                                                                              amount       value

Equity securities                                                                                                           (000)

ENERGY
ENERGY EQUIPMENT & SERVICES  -  0.11%
IHC Caland NV                                                                                                267,913    $ 11,879
OIL & GAS  -  2.72%
ChevronTexaco Corp.                                                                                        1,375,000      92,991
ENI SpA                                                                                                    1,000,000      13,859
Kerr-McGee Corp.                                                                                             282,800      12,302
Royal Dutch Petroleum Co. (New York registered)                                                            1,280,000      54,758
"Shell" Transport and Trading Co., PLC (New York registered) (ADR)                                         1,600,000      60,960
"Shell" Transport and Trading Co., PLC                                                                     7,100,000      45,623
TonenGeneral Sekiyu KK                                                                                     3,750,000      23,525
                                                                                                                         315,897

MATERIALS
CHEMICALS  -  1.43%
Dow Chemical Co.                                                                                           3,800,000      98,762
Lyondell Chemical Co.                                                                                      4,850,000      60,625
CONTAINERS & PACKAGING  -  0.23%
Temple-Inland Inc. 7.50% Upper DECS 2005                                                                     600,000      25,980
METALS & MINING  -  0.77%
WMC Ltd.                                                                                                   7,443,800      31,328
Worthington Industries, Inc.                                                                               2,920,800      55,028
PAPER & FOREST PRODUCTS  -  1.80%
Georgia-Pacific Corp., Georgia-Pacific Group                                                               1,308,696      15,966
Holmen AB, Class B                                                                                           650,000      16,163
MeadWestvaco Corp.                                                                                         1,164,000      24,386
M-real Oyj, Class B                                                                                        5,050,000      37,236
Norske Skogindustrier ASA, Class A                                                                         3,062,500      40,334
PaperlinX Ltd.                                                                                             4,500,000      12,576
Stora Enso Oyj, Class R                                                                                    1,750,000      18,186
UPM-Kymmene Corp.                                                                                          1,112,800      36,069
                                                                                                                         472,639

CAPITAL GOODS
AEROSPACE & DEFENSE  -  0.24%
Northrop Grumman Corp. 7.25% convertible preferred 2004, units                                                63,640       7,082
Raytheon Co. - RC Trust I 8.25% convertible preferred 2006, units                                            382,000      20,128
BUILDING PRODUCTS  -  0.73%
Geberit AG                                                                                                   158,000      43,681
Ultraframe PLC                                                                                             3,317,000      12,830
Uponor Oyj                                                                                                 1,398,000      25,182
ELECTRICAL EQUIPMENT  -  0.49%
Hubbell Inc., Class B                                                                                      1,605,000      54,490
INDUSTRIAL CONGLOMERATES  -  0.40%
General Electric Co.                                                                                       1,500,000      37,875
Hunting PLC                                                                                                4,260,000       6,531
MACHINERY  -  0.22%
Cummins Capital Trust I 7.00% QUIPS convertible preferred 2031  (1)                                          100,000       3,869
Spirax-Sarco Engineering PLC                                                                               3,336,391      20,356
                                                                                                                         232,024

TRANSPORTATION
AIRLINES  -  0.18%
Qantas Airways Ltd.                                                                                        9,410,050      19,672
ROAD & RAIL  -  0.73%
GATX Corp. (2)                                                                                             2,650,000      53,133
GATX Corp. 7.50% convertible note 2007 (1) (2)                                                           $ 5,000,000       4,919
SMRT Corp. Ltd.                                                                                           63,475,000      23,355
TRANSPORTATION INFRASTRUCTURE  -  0.88%
Aurea Concesiones de Infraestructuras SA  (2)                                                              3,573,000      76,806
BRISA-Auto-Estradas de Portugal, SA                                                                        4,340,000      22,121
                                                                                                                         200,006

AUTOMOBILES & COMPONENTS
AUTO COMPONENTS  -  0.48%
Federal Signal Corp.                                                                                       2,000,000      33,780
Pacifica Group Ltd. (2)                                                                                    9,300,000      20,215
AUTOMOBILES  -  0.98%
Ford Motor Co.                                                                                             1,200,000      10,152
Ford Motor Company Capital Trust II 6.50% cumulative convertible trust preferred 2032                    $ 2,123,600      77,936
General Motors Corp., Series B, 5.25% convertible debentures 2032                                        $ 1,000,000      20,850
                                                                                                                         162,933

CONSUMER DURABLES & APPAREL
HOUSEHOLD DURABLES  -  0.12%
Ekornes ASA                                                                                                1,455,425      13,887
TEXTILES, APPAREL & LUXURY GOODS  -  0.33%
Texwinca Holdings Ltd.                                                                                    56,500,000      36,584
                                                                                                                          50,471

HOTELS, RESTAURANTS & LEISURE
HOTELS, RESTAURANTS & LEISURE  -  0.22%
Six Continents PLC                                                                                         3,090,638      25,094
                                                                                                                          25,094

MEDIA
MEDIA  -  0.09%
SCMP Group Ltd.                                                                                           34,228,000      10,322
                                                                                                                          10,322

RETAILING
SPECIALTY RETAIL  -  0.37%
DFS Furniture Co. PLC                                                                                      1,391,430       9,665
Dixons Group PLC                                                                                           7,134,561      21,262
Toys "R" Us, Inc. 6.25% 2005, units                                                                          300,000      10,170
                                                                                                                          41,097

FOOD, BEVERAGE & TOBACCO
BEVERAGES  -  0.58%
Foster's Group Ltd.                                                                                       24,542,948      64,643
FOOD PRODUCTS  -  2.02%
ConAgra Foods, Inc.                                                                                          500,000      12,125
General Mills, Inc.                                                                                        1,250,000      51,650
H.J. Heinz Co.                                                                                             2,450,000      78,792
Kellogg Co.                                                                                                  450,000      14,337
Sara Lee Corp.                                                                                             3,000,000      68,490
TOBACCO  -  4.74%
Altadis SA                                                                                                 2,624,995      55,466
Gallaher Group PLC                                                                                        15,135,292     148,696
Imperial Tobacco PLC                                                                                       1,400,000      21,902
Philip Morris Companies Inc.                                                                               3,865,000     157,499
R.J. Reynolds Tobacco Holdings, Inc.                                                                       1,450,000      58,798
UST Inc.                                                                                                   2,850,000      87,181
                                                                                                                         819,579

HOUSEHOLD & PERSONAL PRODUCTS
HOUSEHOLD PRODUCTS  -  0.27%
WD-40 Co.  (2)                                                                                             1,067,050      30,624
                                                                                                                          30,624

PHARMACEUTICALS & BIOTECHNOLOGY
PHARMACEUTICALS  -  0.62%
Bristol-Myers Squibb Co.                                                                                   2,822,700      69,467
                                                                                                                          69,467

BANKS
BANKS  -  8.92%
Alliance & Leicester PLC                                                                                   4,450,000      59,173
Allied Irish Banks, PLC                                                                                    2,018,179      28,363
AmSouth Bancorporation                                                                                     1,500,000      29,400
Australia and New Zealand Banking Group Ltd.                                                               2,456,986      25,654
Bank of America Corp.                                                                                      1,570,000     109,586
Bank of Nova Scotia                                                                                        4,241,600     124,723
Comerica Inc.                                                                                                750,000      32,745
Commonwealth Bank of Australia                                                                             1,071,060      18,055
Dah Sing Financial Holdings Ltd.                                                                           1,290,000       5,988
Hang Seng Bank Ltd.                                                                                        1,210,000      13,071
HSBC Holdings PLC                                                                                          4,037,368      44,002
JCG Holdings Ltd.                                                                                         29,432,000      13,963
Lloyds TSB Group PLC                                                                                       8,100,000      69,694
National Australia Bank Ltd.                                                                               2,006,854      38,247
National City Corp.                                                                                        1,425,000      38,660
PNC Financial Services Group, Inc.                                                                           800,000      32,528
Royal Bank of Canada                                                                                       2,398,000      83,622
Societe Generale                                                                                             407,200      20,614
United Bankshares, Inc.                                                                                    1,775,000      53,641
Wachovia Corp.                                                                                             2,000,000      69,580
Wachovia Corp., DEPS                                                                                       2,300,000         368
Washington Mutual, Inc.                                                                                      750,000      26,820
Westpac Banking Corp.                                                                                      7,293,755      57,430
                                                                                                                         995,927

DIVERSIFIED FINANCIALS
DIVERSIFIED FINANCIALS  -  2.22%
ING Groep NV                                                                                               8,025,000     134,146
J.P. Morgan Chase & Co.                                                                                    5,464,000     113,378
                                                                                                                         247,524

INSURANCE
INSURANCE  -  1.64%
AEGON NV                                                                                                   3,600,000      48,776
Lincoln National Corp.                                                                                     1,270,000      38,748
Mercury General Corp.                                                                                        535,700      22,232
St. Paul Companies, Inc.                                                                                     750,000      24,600
XL Capital Ltd., Class A                                                                                     642,800      48,949
                                                                                                                         183,305

REAL ESTATE
REAL ESTATE  -  6.44%
AMB Property Corp.                                                                                         1,625,000      43,550
Apartment Investment and Management Co., Class A                                                           1,175,000      41,290
Archstone-Smith Trust                                                                                      4,784,585     109,758
Capital & Regional PLC  (2)                                                                                5,120,000      24,029
Equity Office Properties Trust                                                                             1,300,000      31,304
Equity Residential (formerly Equity Residential Properties Trust)                                            540,000      12,809
Hang Lung Group Ltd.                                                                                      22,775,000      20,587
Hang Lung Properties Ltd.                                                                                 24,350,000      23,728
Hang Lung Properties Ltd. 5.50% convertible preferred                                                      9,000,000       7,560
Health Care Property Investors, Inc.                                                                       2,020,000      87,264
HKR International Ltd.                                                                                    21,778,500       3,602
Hongkong Land Holdings Ltd.                                                                               34,853,000      48,097
Kerry Properties Ltd.                                                                                     42,423,464      29,917
Kimco Realty Corp.                                                                                         2,447,250      74,152
Nationwide Health Properties, Inc.                                                                         1,400,000      23,856
Pan Pacific Retail Properties, Inc.                                                                        1,400,000      46,900
ProLogis (formerly ProLogis Trust)                                                                           762,346      18,449
Weingarten Realty Investors                                                                                1,966,500      73,055
                                                                                                                         719,907

SOFTWARE & SERVICES
IT CONSULTING & SERVICES  -  0.15%
Electronic Data Systems Corp. 7.625% FELINE PRIDES convertible preferred 2004                                929,500      17,010
                                                                                                                          17,010

TECHNOLOGY HARDWARE & EQUIPMENT
ELECTRONIC EQUIPMENT & INSTRUMENTS  -  0.23%
Solectron Corp. 0% LYON convertible notes 2020                                                          $ 51,000,000      23,141
Solectron Corp. 0% LYON convertible notes 2020                                                           $ 3,839,000       2,294
SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  0.13%
Analog Devices, Inc. 4.75% convertible subordinated notes 2005                                          $ 15,000,000      14,756
                                                                                                                          40,191

TELECOMMUNICATION SERVICES
DIVERSIFIED TELECOMMUNICATION SERVICES  -  2.84%
ALLTEL Corp. 7.75% 2005, units                                                                               400,000      19,960
BCE Inc.                                                                                                   1,182,000      20,454
CenturyTel, Inc. 6.875% ACES 2005, units                                                                     400,000       9,820
Hellenic Telecommunications Organization SA                                                                2,980,400      33,509
SBC Communications Inc.                                                                                    3,600,000      92,376
Swisscom AG                                                                                                  251,391      74,689
Telecom Corp. of New Zealand Ltd.                                                                         19,289,700      47,408
Verizon Communications Inc.                                                                                  500,000      18,880
WIRELESS TELECOMMUNICATION SERVICES  -  0.13%
AT&T Broadbroad 7.00% PIES convertible preferred 2002                                                        875,000      14,525
                                                                                                                         331,621

UTILITIES
ELECTRIC UTILITIES  -  7.03%
Ameren Corp. 9.75% ACES convertible debentures 2005, units                                                 $ 800,000      20,800
Beijing Datang Power Generation Co. Ltd., Class H                                                         60,500,000      19,199
Consolidated Edison, Inc.                                                                                  2,034,000      86,587
Dominion Resources, Inc.                                                                                     801,000      38,448
Dominion Resources, Inc. 9.50% PIES convertible preferred 2004                                                93,000       4,565
E.ON AG                                                                                                    1,325,000      59,929
FirstEnergy Corp.                                                                                          1,800,000      58,410
National Grid Transco PLC  (formerly National Grid Group PLC)                                             16,500,000     117,447
Pinnacle West Capital Corp.                                                                                   63,200       1,801
Scottish and Southern Energy PLC                                                                           5,100,000      50,583
Scottish Power PLC                                                                                        34,976,000     192,055
Southern Co.                                                                                               3,462,100     102,824
TXU Corp.                                                                                                    375,200       5,384
TXU Corp., Series C, 8.75% convertible preferred 2004, units                                               1,075,000      26,606
GAS UTILITIES  -  1.23%
Enbridge Inc.                                                                                                802,095      22,614
NiSource Inc.                                                                                              6,915,000     114,236
NiSource Inc. 0% convertible preferred 2004  (3)                                                             330,799         595
MULTI-UTILITIES & UNREGULATED POWER  -  0.66%
Duke Energy Corp. 8.25% convertible preferred 2004, units                                                  1,850,100      31,914
El Paso Corp.                                                                                                 66,220         513
United Utilities PLC                                                                                       3,930,000      36,335
Williams Companies, Inc.                                                                                   2,640,650       4,964
WATER UTILITIES  -  0.74%
American Water Works Co., Inc.                                                                             1,850,000      82,843
                                                                                                                       1,078,652

Miscellaneous  -  2.24%
Other equity securities in initial period of acquisition                                                                 249,927

Total equity securities (cost: $5,858,610,000)                                                                         6,294,217



                                                                                                           Principal      Market
                                                                                                              amount       value
Fixed income securities                                                                                         (000)       (000)

Corporate, mortgage- & asset-backed securities  -  21.36%
Aetna Inc. 7.375% 2006                                                                                      $ 15,000    $ 16,125
AIG SunAmerica Global Financing II 7.60% 2005 (1)                                                             20,000      22,471
Alabama Power Co., Series Q, 5.50% 2017                                                                        4,000       4,067
Southern Power Co. 6.25% 2012 (1)                                                                              3,000       3,147
Allegheny Technologies, Inc. 8.375% 2011                                                                       8,000       7,748
Allstate Corp. 5.375% 2006                                                                                    20,000      21,195
Allstate Financial Global Funding LLC 5.25% 2007 (1)                                                          15,000      15,837
American Airlines, Inc., Series 2001-2:
 Class A-2, 7.858% 2013                                                                                        3,000       2,730
 Class A-3, 8.608% 2012                                                                                       10,000       7,600
AmeriCredit Automobile Receivables Trust, Series 2002C, Class A-4, FSA insured, 3.55% 2009 (4)                21,000      21,402
AOL Time Warner Inc. 6.875% 2012                                                                              21,100      20,887
Archstone-Smith Operating Trust  5.00% 2007                                                                    5,000       5,132
ArvinMeritor, Inc. 8.75% 2012                                                                                  2,000       1,946
Meritor Automotive, Inc. 6.80% 2009                                                                            5,150       4,718
AT&T Corp.:
 6.50% 2006                                                                                                   14,500      14,515
 7.30% 2011                                                                                                   11,500      11,269
AT&T Wireless Services:
 7.35% 2006                                                                                                   18,500      16,757
 7.50% 2007                                                                                                    4,794       4,247
 7.875% 2011                                                                                                  55,089      48,011
 8.125% 2012                                                                                                  53,885      46,968
TeleCorp PCS, Inc.:
 0%/11.625% 2009 (5)                                                                                          12,000      10,020
 10.625% 2010                                                                                                  4,423       4,357
Tritel PCS, Inc.:
 0%/12.75% 2009 (5)                                                                                           10,175       8,725
 10.375% 2011                                                                                                  3,050       2,958
Atlas Air, Inc., Pass Through Trusts, Series 1998-1:  (4)
 Class B, 7.68% 2014                                                                                           4,464       1,808
 Class A, 7.38% 2018                                                                                           3,711       1,856
Banco Itau SA, XLCA insured, 2.455% 2006 (1)  (4)  (6)                                                         6,000       5,955
Bank of America Corp.:
 7.125% 2005                                                                                                   1,500       1,662
 5.25% 2007                                                                                                   20,000      21,430
 7.125% 2011                                                                                                   1,750       2,026
 4.875% 2012                                                                                                   2,000       1,993
Bank One, National Association 5.50% 2007                                                                     20,000      21,712
Bear Stearns Commercial Mortgage Securities Inc.: (4)
 Series 1999-WF2, Class A-1, 6.80% 2031                                                                       24,323      26,589
 Series 2002-HOME, Class A, 2.398% 2013 (1)  (6)                                                              25,720      25,720
BHP Finance Ltd. 6.69% 2006                                                                                    6,480       7,113
British Airways PLC 8.75% 2016                                                                          Pound 15,200      16,407
British Telecommunications PLC:
 7.875% 2005 (6)                                                                                            $ 18,000      20,102
 8.375% 2010                                                                                                   9,500      11,164
California Infrastructure and Economic Development Bank, Special Purpose Trust:  (4)
 SCE-1, Class A-6, 6.38% 2008                                                                                  7,220       7,896
 PG&E-1, Series 1997-1, Class A-7, 6.42% 2008                                                                  2,780       3,023
Capital One Bank:
 6.375% 2003                                                                                                   4,400       4,322
 6.875% 2006                                                                                                  10,000       9,019
Capital One Financial Corp. 7.25% 2003                                                                         1,000         906
Cendant Corp. 6.875% 2006                                                                                     28,775      28,655
CenturyTel, Inc., Series H, 8.375% 2010                                                                        8,000       9,233
Chase Commercial Mortgage Securities Corp.: (4)
 Series 1998-2, Class A-1, 6.025% 2030                                                                        16,737      17,993
 Series 2000-1, Class A-1, 7.656% 2032                                                                         8,900      10,013
Chase Manhattan Bank 7.25% 2007                                                                                1,150       1,291
JP Morgan Chase & Co. 6.50% 2005                                                                               4,000       4,300
ChevronTexaco Capital Co. 3.50% 2007                                                                          20,000      20,254
Cilcorp Inc. 8.70% 2009                                                                                        8,770       8,261
CIT Group Inc.:
 5.75% 2007                                                                                                    6,000       5,855
 6.875% 2009                                                                                                   5,000       4,966
Clear Channel Communications, Inc.:
 6.00% 2006                                                                                                    7,000       7,211
 6.625% 2008                                                                                                   8,245       8,596
 7.65% 2010                                                                                                    8,160       8,875
CNA Financial Corp. 6.50% 2005                                                                                 5,500       5,471
Coastal Corp.:
 6.50% 2006                                                                                                    2,000       1,521
 7.50% 2006                                                                                                    2,750       2,147
 6.50% 2008                                                                                                    5,000       3,700
 7.75% 2010                                                                                                    8,000       6,000
El Paso Corp.:
 6.95% 2007                                                                                                   11,000       7,590
 7.00% 2011                                                                                                   21,700      14,213
 7.875% 2012 (1)                                                                                              20,000      13,423
Gemstone Investors Ltd. 7.71% 2004 (1)                                                                        15,500      11,796
Limestone Electron Trust 8.625% 2003 (1)                                                                       3,000       2,794
Coast-to-Coast Motor Vehicle Owner Trust, Series 2000-A, Class A-4, MBIA insured, 7.33% 2006 (1)  (4)         10,300      10,679
Columbia/HCA Healthcare Corp.:
 7.15% 2004                                                                                                    4,050       4,203
 6.91% 2005                                                                                                   13,345      14,028
 7.25% 2008                                                                                                    5,000       5,361
HCA Inc. 6.95% 2012                                                                                            4,000       4,060
Compaq Computer Corp. 6.20% 2003                                                                              14,500      14,756
CompuCredit Credit Card Master Note Business Trust, Series 2001-One, Class A, 2.193% 2008 (1)  (4)  (6)       10,000       9,898
Computer Associates International, Inc. 6.50% 2008                                                             7,080       6,310
Constellation Energy Group, Inc. 6.125% 2009                                                                  11,000      10,408
Consumer Credit Reference Index Securities Program Trust, Series 2002-1, AMBAC insured, 3.82% 2007 (1)(4)(6)   5,000       4,929
Continental Airlines, Inc.: (4)
 Series 1997-1, Class C-1, 7.42% 2008 (6)                                                                      1,455         655
 Series 2001-1, Class B, 7.373% 2017                                                                           1,000         600
 Series 1997-4, Class A, 6.90% 2019                                                                            9,579       7,568
 Series 2000-1, Class A-1, 8.048% 2022                                                                         7,554       5,968
 Series 2000-1, Class B, 8.388% 2022                                                                           5,383       3,230
Continental Auto Receivables Owner Trust, Series 2000-A, Class A-4, MBIA insured, 7.42% 2004 (1)  (4)          8,250       8,552
Corporacion Andina de Fomento 6.875% 2012                                                                      3,000       3,009
Cox Communications, Inc. 7.75% 2006                                                                           10,000      10,617
Cox Radio, Inc. 6.625% 2006                                                                                   20,000      19,990
CPS Auto Trust, XLCA insured, 3.50% 2009 (1)  (4)                                                             17,497      17,651
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class C, 6.78% 2040 (4)                             6,550       7,201
Delhaize America, Inc.:
 7.375% 2006                                                                                                  14,000      12,162
 8.125% 2011                                                                                                   7,000       5,837
Delta Air Lines, Inc.: (4)
 Series 2002-1, Class C, 7.779% 2013                                                                          13,000       9,100
 1991 Equipment Certificates Trust, Series K, 10.00% 2014 (1)                                                  2,000         900
Deutsche Telekom International Finance BV:
 7.75% 2005                                                                                                   10,000      10,785
 8.50% 2010                                                                                                   31,000      34,590
 9.25% 2032                                                                                                    6,000       7,008
VoiceStream Wireless Corp. 10.375% 2009                                                                       35,029      36,255
Dominion Resources, Inc., Series 2002-C, 5.70% 2012                                                            4,250       4,227
Virginia Electric and Power Co., 2002 Series A, 5.375% 2007                                                    3,000       3,175
Dow Chemical Co. 5.75% 2008                                                                                    4,000       4,054
Duck Auto Owner Trust, Series 2002-B, Class A, XLCA insured, 2.985% 2007 (1)  (4)                              6,613       6,619
Educational Enhancement Funding Corp., Series 2002-A, 6.72% 2025 (4)                                           7,000       6,867
EOP Operating LP 7.75% 2007                                                                                   16,500      18,728
Spieker Properties, L.P. 7.125% 2009                                                                           6,000       6,500
ERP Operating Limited Partnership 6.625% 2012                                                                  3,000       3,171
Exelon Corp. 6.75% 2011                                                                                        2,000       2,137
Exelon Generation Co., LLC 6.95% 2011                                                                          2,000       2,082
First Union Corp 7.80% 2006                                                                                    7,760       8,901
Ford Motor Credit Co.:
 6.875% 2006                                                                                                  22,000      20,297
 7.375% 2011                                                                                                  15,000      13,425
Fort James Corp. 6.875% 2007                                                                                  10,050       8,850
France Telecom:
 8.70% 2006                                                                                                   12,000      12,867
 9.25% 2011                                                                                                   14,100      15,584
Fred Meyer, Inc. 7.45% 2008                                                                                    9,000      10,140
General Electric Capital Corp.:
 5.35% 2006                                                                                                    2,500       2,653
 5.00% 2007                                                                                                   22,000      23,056
General Motors Acceptance Corp. 6.125% 2006                                                                   22,000      21,168
GMAC Commercial Mortgage Securities, Inc., Series 1998-C1, Class D, 6.974% 2030 (4)                           14,595      15,791
Harrah's Operating Co., Inc. 7.125% 2007                                                                       3,000       3,280
Hilton Hotels Corp.:
 7.625% 2008                                                                                                     500         504
 7.20% 2009                                                                                                    2,250       2,201
 8.25% 2011                                                                                                      750         766
Holmes Financing PLC, Series 5, Class 2C, 3.43% 2040 (4)  (6)                                                  2,000       1,996
Household Finance Corp.:
 6.50% 2006                                                                                                   20,000      18,052
 5.75% 2007                                                                                                   14,000      12,530
 6.40% 2008                                                                                                   25,000      21,650
Humana Inc. 7.25% 2006                                                                                         8,500       9,035
Hyatt Equities, LLC 6.875% 2007 (1)                                                                           10,120       9,790
International Paper Co. 6.75% 2011                                                                             2,750       3,017
IT&T Corp. 6.75% 2005                                                                                            500         485
Starwood Hotels & Resorts Worldwide, Inc.: (1)
 7.375% 2007                                                                                                  13,000      12,480
 7.875% 2012                                                                                                     750         722
J.C. Penney Co., Inc. 7.40% 2037                                                                              19,870      19,038
J.P. Morgan Residential Mortgage Acceptance Corp., Series 2002-R1, Class IAI, 4.25% 2031 (1)  (4)              4,518       4,564
Jet Equipment Trust, Series 1995-B, Class C, 9.71% 2015 (1)  (4)                                               5,000         500
Jones Apparel Group, Inc. 7.50% 2004                                                                           7,375       7,895
Nine West Group Inc., Series B, 8.375% 2005                                                                    2,625       2,890
Kellogg Co. 6.00% 2006                                                                                         5,750       6,263
Koninklijke KPN NV:
 8.00% 2010                                                                                                   17,000      19,146
 8.375% 2030                                                                                                   2,000       2,239
Kraft Foods Inc.:
 4.625% 2006                                                                                                   1,000       1,047
 6.25% 2012                                                                                                    5,000       5,557
Nabisco, Inc. 6.375% 2035 (6)                                                                                 10,020      10,727
Liberty Media Corp. 7.875% 2009                                                                               20,000      20,788
Lincoln National Corp. 6.50% 2008                                                                              2,000       2,128
Metris Master Trust, Series 2000-3, Class A, 2.09% 2009 (4) (6)                                               18,000      17,253
MGM Grand, Inc. 6.875% 2008                                                                                    2,000       1,983
MGM Mirage, Inc. 8.50% 2010                                                                                   10,000      10,793
Mirage Resorts, Inc 7.25% 2006                                                                                 2,000       2,045
MMCA Auto Owner Trust: (4)
 Series 2000-2, Class B, 7.42% 2005                                                                            8,000       8,555
 Series 2001-3, Class B, 2.753% 2008 (6)                                                                       4,336       4,341
 Series 2002-4, Class A-4, 3.05% 2009                                                                          4,000       3,995
 Series 2002-2, Class B, 4.67% 2010                                                                            2,000       2,051
 Series 2002-1, Class C, 6.20% 2010                                                                            1,471       1,505
Money Store Residential Trust 1997-1, Class M-1, 7.085% 2016 (4)                                               6,297       6,364
Monumental Global Funding Trust II: (1)
 2001-A, 6.05% 2006                                                                                           25,000      27,115
 2002-A, 5.20% 2007                                                                                           35,000      36,554
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-1, 5.02% 2035 (4)                       18,280      19,288
Motorola, Inc.:
 6.75% 2006                                                                                                   10,500      10,369
 7.625% 2010                                                                                                  10,000       9,751
 8.00% 2011                                                                                                    8,525       8,401
Nationwide Life Insurance Company 5.35% 2007 (1)                                                              22,500      23,665
Nordstrom, Inc. 8.95% 2005                                                                                       525         595
Northwest Airlines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.264% 2021                                    900         911
NPF XII, Inc., Class A: (1) (4) (7)
 Series 2001-1, 2.37% 2004 (6)                                                                                 3,000       2,100
 Series 2001-3, 5.52% 2007                                                                                     5,000       3,500
Oncor Electric Delivery Co. 6.375% 2012 (1)                                                                    5,685       5,794
Pass-through Amortizing Credit Card Trusts, Series 2002-1, Class A-3FX, 6.298% 2012 (1)  (4)                  21,341      21,574
PCCW-HKT Capital Ltd. 7.75% 2011 (1)                                                                           7,380       7,610
PDVSA Finance Ltd. 8.75% 2004 (4)                                                                                380         377
Pemex Finance Ltd. 8.875% 2010 (4)                                                                            12,427      14,491
Prestige Auto Receivables Trust, Series 2001-1A, Class A, FSA insured, 5.26% 2009 (1)  (4)                     3,324       3,417
Progress Energy, Inc. 6.85% 2012                                                                               3,000       3,037
Providian Master Trust, Series 2000-3, Class C, 7.60% 2007 (1)  (4)                                            5,000       5,223
Prudential Holdings, LLC, Series C, 8.695% 2023 (1)                                                           22,000      23,964
Prudential Insurance Company of America 6.375% 2006 (1)                                                        8,000       8,625
Pulte Corp. 8.375% 2004                                                                                        6,430       6,788
Qwest Capital Funding, Inc. 7.75% 2006                                                                        15,205       9,427
Raytheon Co.:
 6.30% 2005                                                                                                    5,500       5,752
 6.50% 2005                                                                                                    7,063       7,438
Rouse Co. 7.20% 2012                                                                                          11,000      11,052
Royal Caribbean Cruises Ltd.:
 7.25% 2006                                                                                                    4,500       3,874
 8.75% 2011                                                                                                    2,500       2,179
Salomon Brothers Commercial Mortgage Trust, Series 2001-C2, Class A-1, 4.482% 2006 (4)                        16,991      17,643
SBC Communications Inc. 5.75% 2006                                                                            19,900      21,324
Sears Roebuck Acceptance Corp.:
 7.00% 2007                                                                                                      555         543
 7.00% 2011                                                                                                    1,560       1,486
Security National Mortgage Loan Trust, Series 2000-1, Class A-2, 8.75% 2024 (1)  (4)                           6,617       7,262
Simon Property Group, LP:
 6.375% 2007                                                                                                   5,000       5,427
 5.375% 2008 (1)                                                                                               8,500       8,752
SLM Private Credit Student Loan Trust, Series 2002-A, Class A-2, 2.358% 2030 (4)  (6)                          5,000       5,000
USA Education, Inc. 5.625% 2007                                                                               34,000      36,771
Southwest Airlines Co.: (4)
 Series 2001-1, Class A-2, 5.496% 2006                                                                         1,400       1,457
 Series 2001-1, Class B, 6.126% 2006                                                                           8,500       8,727
 6.50% 2012                                                                                                    6,950       7,029
Sprint Capital Corp.:
 6.00% 2007                                                                                                   27,500      22,550
 7.625% 2011                                                                                                  21,000      16,946
Staples, Inc. 7.375% 2012 (1)                                                                                  8,000       8,191
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.512% 2027 (1)  (4)  (6)                         6,826       7,376
SUPERVALU INC:
 7.875% 2009                                                                                                     807         839
 7.50% 2012                                                                                                    6,000       5,886
SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011 (1)  (4)                                          13,378      14,422
Target Corp.:
 5.50% 2007                                                                                                    2,000       2,139
 5.375% 2009                                                                                                   5,000       5,310
TELUS Corp. 8.00% 2011                                                                                         1,100         852
Tobacco Settlement Financing Corp., Series 2001-A, 6.36% 2025 (4)                                              8,984       9,190
Transcontinental Gas Pipe Line Corp. 8.875% 2012 (1)                                                           8,000       7,840
Williams Companies, Inc.:
 6.50% 2002                                                                                                   15,000      14,850
 9.25% 2004                                                                                                   34,505      25,016
 7.125% 2011                                                                                                  30,000      17,850
 8.125% 2012 (1)                                                                                              33,950      21,219
Williams Holdings of Delaware, Inc.:
 6.25% 2006                                                                                                   24,000      14,880
 6.50% 2008                                                                                                    6,000       3,480
Triad Automobile Receivables Trust, Series 2002-A, Class A-3, AMBAC insured, 2.62% 2007 (4)                    6,750       6,790
TRW Inc. 8.75% 2006                                                                                           10,000      11,183
Tyco International Group SA 6.375% 2005                                                                        7,000       6,374
Unilever Capital Corp. 6.875% 2005                                                                            20,000      22,410
United Dominion Realty Trust, Inc. 6.50% 2009                                                                 12,000      12,533
Univision Communications Inc. 7.85% 2011                                                                       1,665       1,774
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-3, 5.70% 2023 (4)                                    7,500       7,732
Verizon Wireless Capital LLC 5.375% 2006 (1)                                                                  83,600      82,632
VF Corp. 8.10% 2005                                                                                              145         163
Viacom Inc.:
 5.625% 2007                                                                                                  40,000      42,944
 6.625% 2011                                                                                                  15,000      16,604
Vodafone Group PLC:
 7.625% 2005                                                                                                  30,000      32,902
 7.75% 2010                                                                                                    5,000       5,724
Wal-Mart Stores, Inc.:
 6.55% 2004                                                                                                    5,000       5,392
 4.375% 2007                                                                                                   2,000       2,089
Washington Mutual Inc. 7.50% 2006                                                                             16,500      18,483
Wells Fargo & Co. 5.125% 2007                                                                                 20,000      21,400
Wells Fargo Financial, Inc. 6.125% 2012                                                                        5,000       5,471
World Omni Master Owner Trust, Series 2000-1, Class B, 2.253% 2005 (4)  (6)                                    6,000       5,997
Xerox Equipment Lease Owner Trust, Series 2001-1, Class A, 3.803% 2008 (1)  (4)  (6)                           2,207       2,225
                                                                                                                       2,386,420

U.S. Treasury notes & bonds  -  9.69%
 10.75% May 2003                                                                                             150,000     157,610
 11.125% August 2003                                                                                         180,480     194,260
 11.875% November 2003                                                                                       158,500     175,653
 7.25% May 2004                                                                                              200,000     217,380
 13.750% August 2004                                                                                         163,500     198,402
 6.50% May 2005                                                                                                7,500       8,351
 3.375% January 2007 (8)                                                                                      11,404      12,267
 8.75% November 2008                                                                                         100,000     107,474
 6.375% August 2027                                                                                            9,000      10,539
                                                                                                                       1,081,936

Governments & governmental authorities  -  3.20%
Fannie Mae: (4)
 5.50% 2017 - 2032                                                                                           118,046     121,814
 6.00% 2016 - 2032                                                                                           120,896     126,176
 6.50% 2016 - 2032                                                                                            30,467      31,662
 7.00% 2016 - 2032                                                                                            16,069      16,880
 7.50% 2029 - 2031                                                                                             6,930       7,347
Fannie Mae 6.125% 2012                                                                                         2,500       2,804
Fannie Mae Trust, Series 2001-50, Class BA, 7.00% 2041                                                         2,449       2,565
Fannie Mae Whole Loan: (4)
 Series 2002-W7, Class A-2, 4.80% 2022                                                                         5,000       5,197
 Series 2002-W3, Class A-5, 7.50% 2028                                                                         1,992       2,130
Freddie Mac:  (4)
 5.50% 2017                                                                                                    2,000       2,065
 7.50% 2032                                                                                                   25,000      26,387
Freddie Mac 7.00% 2010                                                                                         2,500       2,967
Government National Mortgage Assn. 6.50% 2032 (4)                                                              9,386       9,804
                                                                                                                         357,798


Total fixed income securities (cost: $3,833,719,000)                                                                   3,826,154



                                                                                                           Principal      Market
                                                                                                              amount       value
Short-term securities                                                                                           (000)       (000)

Federal agency discount notes  -  5.18%
Fannie Mae 1.64%-1.71% due 11/5-12/24/2002 (9)                                                          $ 250,600.00 $ 250,302.00
Federal Home Loan Banks 1.65%-1.70% due 11/5/2002-1/22/2003                                                  205,400     204,921
Freddie Mac 1.67%-1.70% due 11/18/2002-1/23/2003                                                             123,800     123,595
                                                                                                                         578,818

Corporate short-term notes  -  4.10%
American Express Credit Corp. 1.73%-1.75% due 11/4-11/15/2002 (9)                                             50,000      49,981
Duke Energy Corp. 1.74% due 11/25/2002 (9)                                                                    20,300      20,275
E.I. DuPont de Nemours & Co. 1.69%-1.70% due 11/12-12/2/2002                                                  48,000      47,951
Edison Asset Securitization LLC 1.76% due 11/19-11/22/2002 (1) (9)                                            25,000      24,973
General Electric Capital Corp. 1.90% due 11/1/2002                                                            45,700      45,698
FCAR Owner Trust 1.76%-1.77% due 11/12-11/15/2002                                                             20,000      19,987
New Center Asset Trust 1.74%-1.77% due 11/7-11/27/2002                                                        50,000      49,959
Pfizer Inc 1.65%-1.74% due 11/8-12/18/2002 (1)                                                                69,500      69,410
Schlumberger Technology Corp. 1.72%-1.75% due 11/29-12/9/2002 (1)                                             30,000      29,946
Target Corp. 1.72% due 11/18/2002                                                                             25,000      24,979
United Parcel Service Inc. 1.70% due 11/27/2002                                                               25,000      24,968
Wal-Mart Stores Inc. 1.73% due 11/13/2002 (1)                                                                 25,000      24,984
Yale University 1.74% due 11/21/2002                                                                          25,000      24,975
                                                                                                                         458,086


Total short-term securities (cost: $1,036,859,000)                                                                     1,036,904


Total investment securities (cost: $10,729,188,000)                                                                   11,157,275
Excess of cash and receivables over payables                                                                              13,849

Net assets                                                                                                           $11,171,124

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2) The fund owns 5.41%, 5.00%, 6.52%, 6.49%, and 8.31% of the outstanding voting securities of GATX Corp., Aurea Concesiones de Infraestructuras SA, Pacifica Group Ltd.,
WD-40 Co. and Capital & Regional PLC, respectively, and thus is considered an affiliate

(3) Non-income-producing security.
(4) Pass-through securities backed by a pool of
    mortgages or other loans on which principal payments are
    periodically made.  Therefore, the effective maturities
    are shorter than the stated maturities.
(5) Step bond; coupon rate will increase at a later date.
(6) Coupon rate may change periodically.
(7) Valued under fair value procedures adopted by authority of the Board of Directors.
(8) Index-linked bond whose principal amount moves with a government retail price index.
(9) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts

See Notes to Financial Statements


Capital Income Builder
Financial statements

Statement of assets and liabilities
at October 31, 2002
(dollars and shares in thousands, except per-share amounts)

Assets:
 Investment securities at market:
  Unaffiliated issuers (cost: $10,521,279)                                                 $10,947,549
  Affiliated issuers (cost: $207,909)                                                          209,726           $11,157,275
 Cash                                                                                                                      9
 Receivables for:
  Sales of investments                                                                          55,241
  Sales of fund's shares                                                                        73,405
  Dividends and interest                                                                        95,116               223,762
 Other assets                                                                                                            187
                                                                                                                  11,381,233
Liabilities:
 Payables for:
  Purchases of investments                                                                     130,655
  Repurchases of fund's shares                                                                   6,073
  Dividends on fund's shares                                                                    65,804
  Investment advisory services                                                                   2,635
  Services provided by affiliates                                                                4,424
  Deferred Directors' compensation                                                                 421
  Other fees and expenses                                                                           97               210,109
Net assets at October 31, 2002                                                                                   $11,171,124

Net assets consist of:
 Capital paid in on shares of capital stock                                                                      $10,641,012
 Distributions in excess of net investment income                                                                    (63,503)
 Undistributed net realized gain                                                                                     165,532
 Net unrealized appreciation                                                                                         428,083
Net assets at October 31, 2002                                                                                   $11,171,124

Total authorized capital stock - 400,000 shares, $.01 par value
                                                                        Net assets   Shares outstanding Net asset value per share

Class A                                                                $10,005,789              245,672                $40.73
Class B                                                                    450,188               11,053                 40.73
Class C                                                                    423,834               10,406                 40.73
Class F                                                                    154,595                3,796                 40.73
Class 529-A                                                                 31,520                  774                 40.73
Class 529-B                                                                  7,605                  187                 40.73
Class 529-C                                                                 13,286                  326                 40.73
Class 529-E                                                                  1,651                   41                 40.73
Class 529-F                                                                     73                    2                 40.73
Class R-1                                                                      433                   11                 40.73
Class R-2                                                                    4,362                  107                 40.73
Class R-3                                                                    2,338                   57                 40.73
Class R-4                                                                      215                    5                 40.73
Class R-5                                                                   75,235                1,847                 40.73
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and
Class 529-A, for which the maximum offering prices per share were $43.21 for each.


See Notes to Financial Statements

Statement of operations
for the year ended October 31, 2002
Investment income:
 Income:                                                                                                   (dollars in thousands)
  Dividends (net of non-U.S. withholding
            tax of $11,660; also includes
            $7,586 from affiliates)                                                    $293,129
  Interest (includes $188 from affiliates)                                              177,013              $470,142

 Fees and expenses:
  Investment advisory services                                                           30,376
  Distribution services                                                                  27,084
  Transfer agent services                                                                 7,060
  Administrative services                                                                   583
  Reports to shareholders                                                                   351
  Registration statement and prospectus                                                     627
  Postage, stationery and supplies                                                          788
  Directors' compensation                                                                   200
  Auditing and legal                                                                         85
  Custodian                                                                               1,222
  State and local taxes                                                                     105
  Other                                                                                      39
  Total expenses before reimbursement                                                    68,520
   Reimbursement of expenses                                                                  3                68,517
 Net investment income                                                                                        401,625

Net realized gain and unrealized
 depreciation on investments
 and non-U.S. currency:
 Net realized gain on:
  Investments                                                                           174,024
  Non-U.S. currency transactions                                                          3,162               177,186
 Net unrealized (depreciation) appreciation on:
  Investments                                                                          (679,118)
  Non-U.S. currency translations                                                              7              (679,111)
   Net realized gain and
    unrealized depreciation
    on investments and non-U.S. currency                                                                     (501,925)
Net decrease in net assets resulting
 from operations                                                                                            ($100,300)

See Notes to Financial Statements





Statement of changes in net assets                                                                  (dollars in thousands)

                                                                                         Year ended            Year ended
                                                                                        October 31,           October 31,
                                                                                               2002                  2001
Operations:
 Net investment income                                                                     $401,625              $343,062
 Net realized gain on investments and
  non-U.S. currency transactions                                                            177,186               264,462
 Net unrealized depreciation
  on investments and non-U.S. currency translations                                        (679,111)              (72,028)
  Net (decrease) increase in net assets
   resulting from operations                                                               (100,300)              535,496

Dividends and distributions paid to
 shareholders:
 Dividends from net investment income                                                      (453,022)             (367,789)
 Distributions from net realized gain
  on investments                                                                           (224,286)             (157,572)
   Total dividends and distributions paid
    to shareholders                                                                        (677,308)             (525,361)

Capital share transactions                                                                3,691,794               860,319

Total increase in net assets                                                              2,914,186               870,454

Net assets:
 Beginning of year                                                                        8,256,938             7,386,484
 End of year (including
  distributions in excess of
  net investment income of $63,503 and $18,079,
  respectively)                                                                         $11,171,124            $8,256,938



See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization - Capital Income Builder, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a growing dividend together with a current yield which exceeds that paid by U.S. stocks generally. Additionally, the fund seeks to provide a growing stream of income and growth of capital over the years.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (classes 529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (classes R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
     Share class       Initial sales charge  Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------                           ---------------------------------
  Class A and Class         Up to 5.75%                 None                          None
        529-A
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class B and Class            None           Declines from 5% to zero  Class B and Class 529-B convert
        529-B                                  for redemptions within     to Class A and Class 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class C                 None          1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-C               None          1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-E               None                     None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class F and Class            None                     None                          None
        529-F
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class R-1, Class R-2,          None                     None                          None
 Class R-3, Class R-4
    and Class R-5
---------------------------------------------------------------------------------------------------------

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         Security valuation - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         On November 1, 2001, the fund began amortizing premium and discount on fixed-income securities to comply with a recent change in accounting principles generally accepted in the United States of America. Adopting this change did not impact the fund's net asset value. However, it did result in a one-time reclassification of $8,994,000, which increased the amount of distributions in excess of net investment income and also increased unrealized appreciation on November 1, 2001. Additionally, for the year ended October 31, 2002, net investment income was reduced and net realized gains and unrealized appreciation were increased by $32,521,000. Because the fund determines its required distributions under federal income tax laws, adoption of this principle for financial accounting purposes will not affect the amount of distributions paid to shareholders.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders - Dividends to shareholders are declared daily from net investment income and are paid to shareholders quarterly. Distributions paid to shareholders are recorded on the ex-dividend date.

         Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2.       Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase and amortization of premiums or discounts. As of October 31, 2002, the difference related to an increase to the tax basis undistributed net investment income and currency gains over the book basis distributions in excess of net investment income for amortization of premiums and discounts of $48,847,000. The remainder of the difference is substantially comprised of an additional increase to the tax basis amounts related to a tax adjustment for accrued but unpaid dividends of $65,804,000. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of October 31, 2002, the cost of investment securities, for federal income tax purposes was $10,778,767,000.

During the year ended October 31, 2002, the fund reclassified $12,704,000 from undistributed net realized gains to additional paid-in capital to align financial reporting with tax reporting.

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                                               (dollars in thousands)
Undistributed net investment income and currency gains                                                        $46,016
Undistributed long-term capital gains                                                                         171,817
Gross unrealized appreciation on investment securities                                                      1,073,969
Gross unrealized depreciation on investment securities                                                      (695,461)


The tax character of distributions paid was as follows (dollars in thousands):




Year ended October 31, 2002
                            Distributions from ordinary income
Share class                              Net investment income       Short-term capital gains

Class A                                              $ 429,540                            $ -
Class B                                                 10,033                              -
Class C                                                  8,130                              -
Class F                                                  3,054                              -
Class 529-A(1)                                             471                              -
Class 529-B(1)                                              90                              -
Class 529-C(1)                                             166                              -
Class 529-E(1)                                              20                              -
Class 529-F(1)                                              -*                              -
Class R-1(2)                                                 4                              -
Class R-2(2)                                                23                              -
Class R-3(2)                                                11                              -
Class R-4(2)                                                 1                              -
Class R-5(2)                                             1,479                              -
Total                                                $ 453,022                            $ -

                             Distributions from long-term
                                            capital gains    Total distributions paid


Class A                                         $ 217,769                   $ 647,309
Class B                                             3,646                      13,679
Class C                                             2,288                      10,418
Class F                                               583                       3,637
Class 529-A(1)                                          -                         471
Class 529-B(1)                                          -                          90
Class 529-C(1)                                          -                         166
Class 529-E(1)                                          -                          20
Class 529-F(1)                                          -                          -*
Class R-1(2)                                            -                           4
Class R-2(2)                                            -                          23
Class R-3(2)                                            -                          11
Class R-4(2)                                            -                           1
Class R-5(2)                                            -                       1,479
Total                                           $ 224,286                   $ 677,308


Year ended October 31, 2001
                            Distributions from ordinary income
Share class                              Net investment income       Short-term capital gains
Class A                                              $ 364,692                            $ -
Class B                                                  2,269                              -
Class C(3)                                                 658                              -
Class F(3)                                                 170                              -
Total                                                $ 367,789                            $ -


                             Distributions from long-term
                                            capital gains    Total distributions paid



Class A                                        $ 157,097                   $ 521,789
Class B                                              475                       2,744
Class C(3)                                             -                         658
Class F(3)                                             -                         170
Total                                          $ 157,572                   $ 525,361



 *Amount less than one thousand
(1) Class 529-A, Class 529-B, Class 529-C, Class 529-E and Class 529-F shares were offered beginning February 15, 2002.
(2) Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 shares were offered beginning May 15, 2002.
(3) Class C and Class F shares were offered beginning March 15, 2001.



4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services -The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.240% on the first $1 billion of daily net assets and decreasing to 0.150% on such assets in excess of $8 billion. The agreement also provides for monthly fees, accrued daily, of 3.00% of the fund's monthly gross investment income. For the year ended October 31, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.314% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                       0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.30                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class B and Class 529-B                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class C, Class 529-C and Class R-1                           1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-E and Class R-3                                    0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class F, Class 529-F and Class R-4                           0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For Class A and Class 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2002, there were no unreimbursed expenses which remain subject to reimbursement for Class A or for Class 529-A.

         Transfer agent services - The fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described on the next page.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agency services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for Class R-1, Class R-2, Class R-3 and Class R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Administrative services fees are presented gross of any payments made by CRMC.

         Expenses under the agreements described above for the year ended October 31, 2002, were as follows (dollars in thousands):

-----------------------------------------------------------------------
  Share class      Distribution    Transfer agent    Administrative
                     services         services          services
-----------------------------------------------------------------------
    Class A          $22,216           $6,821        Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class B           2,522              239         Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class C            2,081                              $370


                                      Included
                                         in
                                   administrative
                                      services
----------------------------------                 --------------------
----------------------------------                 --------------------
    Class F             164                                131
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-A           29                                 26
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-B           22                                  7
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-C           42                                 13
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-E           2                                   1
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-F           -*                                 - *
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-1            1                                   1
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-2            4                                   4
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-3             1                                  1
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-4           - *                                 - *
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-5      Not applicable                           29
-----------------------------------------------------------------------
* Amount less than one thousand

Deferred Directors' compensation - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Directors - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):


Year ended October 31, 2002
                                                         Reinvestments of dividends
Share class                    Sales(1)                           and distributions
                                Amount        Shares                         Amount      Shares

Class A                    $ 3,213,249        74,760                      $ 557,555      12,948
Class B                        379,427         8,822                         10,680         249
Class C                        407,138         9,471                          7,717         180
Class F                        161,609         3,773                          2,338          55
Class 529-A(2)                  33,479           776                            304           7
Class 529-B(2)                   8,031           188                             55           1
Class 529-C(2)                  14,190           330                            104           2
Class 529-E(2)                   1,741            41                             13          -*
Class 529-F(2)                      71             2                             -*          -*
Class R-1(3)                       461            11                              1          -*
Class R-2(3)                     5,108           124                              6          -*
Class R-3(3)                     2,498            61                              3          -*
Class R-4(3)                       295             7                             -*          -*
Class R-5(3)                    82,166         1,864                            720          17
Total net increase
   (decrease) in fund      $ 4,309,463       100,230                      $ 579,496      13,459



                          Repurchases(1)                   Net increase
                                 Amount         Shares           Amount        Shares


Class A                     $ (1,115,501)       (25,984)     $ 2,655,303        61,724
Class B                          (29,860)          (709)         360,247         8,362
Class C                          (31,041)          (741)         383,814         8,910
Class F                          (17,690)          (415)         146,257         3,413
Class 529-A(2)                      (385)            (9)          33,398           774
Class 529-B(2)                       (93)            (2)           7,993           187
Class 529-C(2)                      (234)            (6)          14,060           326
Class 529-E(2)                       (18)            -*            1,736            41
Class 529-F(2)                         -              -               71             2
Class R-1(3)                         (14)            -*              448            11
Class R-2(3)                        (686)           (17)           4,428           107
Class R-3(3)                        (156)            (4)           2,345            57
Class R-4(3)                         (82)            (2)             213             5
Class R-5(3)                      (1,405)           (34)          81,481         1,847
Total net increase
   (decrease) in fund       $ (1,197,165)       (27,923)     $ 3,691,794        85,766




Year ended October 31, 2001                              Reinvestments of dividends
Share class                    Sales(1)                           and distributions
                                Amount        Shares                         Amount      Shares
Class A                    $ 1,034,028        23,199                      $ 448,473      10,318
Class B                        104,283         2,335                          1,959          45
Class C(4)                      67,893         1,517                            338           8
Class F(4)                      18,945           424                             74           2
Total net increase
   (decrease) in fund      $ 1,225,149        27,475                      $ 450,844      10,373



                            Repurchases(1)                   Net increase
                                   Amount         Shares           Amount        Shares


Class A                        $ (807,473)       (18,203)       $ 675,028        15,314
Class B                            (5,014)          (113)         101,228         2,267
Class C(4)                         (1,274)           (29)          66,957         1,496
Class F(4)                         (1,913)           (43)          17,106           383
Total net increase
   (decrease) in fund          $ (815,674)       (18,388)       $ 860,319        19,460



 *Amount less than one thousand
(1) Includes exchanges between share classes of the fund.
(2) Class 529-A, Class 529-B, Class 529-C, Class 529-E and Class 529-F shares were offered beginning February 15, 2002.
(3) Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 shares were offered beginning May 15, 2002.
(4) Class C and Class F shares were offered beginning March 15, 2001.

6. Restricted securities

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of October 31, 2002, the total value of restricted securities was $675,588,000, which represents 6.05% of the net assets of the fund.

7. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $6,491,459,000 and $3,185,250,000, respectively, during the year ended October 31, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended October 31, 2002, the custodian fee of $1,222,000 includes $49,000 that was offset by this reduction, rather than paid in cash.



Financial Highlights (1)

                                                           Income from investment operations(2)(3)
                                                                              Net
                                                    Net asset             (losses)gains          Dividends
                                           value,         Net       on securities   Total from   (from net
                                        beginning  investment      (both realized   investment  investment  (from capital
                                        of period      income      and unrealized)  operations      income)         gains)

Class A:
 Year ended 10/31/2002                     $43.80       $1.82              $(1.67)        $.15      $(2.05)        $(1.17)
 Year ended 10/31/2001                      43.69        1.94                1.19         3.13       (2.08)          (.94)
 Year ended 10/31/2000                      44.90        1.99                 .26         2.25       (1.92)         (1.54)
 Year ended 10/31/1999                      48.40        1.93                (.70)        1.23       (1.92)         (2.81)
 Year ended 10/31/1998                      46.14        2.09                3.87         5.96       (2.09)         (1.61)
Class B:
 Year ended 10/31/2002                      43.80        1.48               (1.67)        (.19)      (1.71)         (1.17)
 Year ended 10/31/2001                      43.69        1.60                1.19         2.79       (1.74)          (.94)
 Period from 3/15/2000 to 10/31/2000        40.33         .96                3.44         4.40       (1.04)             -
Class C:
 Year ended 10/31/2002                      43.80        1.45               (1.67)        (.22)      (1.68)         (1.17)
 Period from 3/15/2001 to 10/31/2001        44.15         .81                (.14)         .67       (1.02)             -
Class F:
 Year ended 10/31/2002                      43.80        1.76               (1.67)         .09       (1.99)         (1.17)
 Period from 3/15/2001 to 10/31/2001        44.15         .99                (.14)         .85       (1.20)             -
Class 529-A:
 Period from 2/19/2002 to 10/31/2002        43.06        1.19               (2.13)        (.94)      (1.39)             -
Class 529-B:
 Period from 2/15/2002 to 10/31/2002        43.33         .98               (2.40)       (1.42)      (1.18)             -
Class 529-C:
 Period from 2/20/2002 to 10/31/2002        43.12         .97               (2.20)       (1.23)      (1.16)             -
Class 529-E:
 Period from 3/1/2002 to 10/31/2002         43.74        1.08               (2.83)       (1.75)      (1.26)             -
Class 529-F:
 Period from 9/17/2002 to 10/31/2002        41.74         .14                (.89)        (.75)       (.26)             -
Class R-1:
 Period from 6/11/2002 to 10/31/2002        45.41         .52               (4.53)       (4.01)       (.67)             -
Class R-2:
 Period from 5/31/2002 to 10/31/2002        46.10         .51               (5.16)       (4.65)       (.72)             -
Class R-3:
 Period from 6/4/2002 to 10/31/2002         45.74         .56               (4.80)       (4.24)       (.77)             -
Class R-4:
 Period from 5/20/2002 to 10/31/2002        45.84         .65               (4.85)       (4.20)       (.91)             -
Class R-5:
 Period from 5/15/2002 to 10/31/2002        45.87         .89               (5.02)       (4.13)      (1.01)             -

                                            Dividends and distributions
                                                                                          Ratio of    Ratio of
                                      Distributions   Net asset            Net assets,   expenses         net income
                                            Total  value, end     Total end of period   to average      to average
                                      distributions of period  return(4)(in millions)   net assets    net assets(8)

Class A:
 Year ended 10/31/2002                      $(3.22)     $40.73     0.16%      $10,006       .67%          4.19%
 Year ended 10/31/2001                       (3.02)      43.80      7.39        8,057        .66           4.36
 Year ended 10/31/2000                       (3.46)      43.69      5.56        7,368        .67           4.67
 Year ended 10/31/1999                       (4.73)      44.90      2.52        8,773        .64           4.15
 Year ended 10/31/1998                       (3.70)      48.40     13.33        8,747        .64           4.35
Class B:
 Year ended 10/31/2002                       (2.88)      40.73      (.61)         450       1.44           3.41
 Year ended 10/31/2001                       (2.68)      43.80      6.56          118       1.41           3.35
 Period from 3/15/2000 to 10/31/2000         (1.04)      43.69     10.97           18       1.44 (6)       3.90  (6)
Class C:
 Year ended 10/31/2002                       (2.85)      40.73      (.69)         424       1.52           3.31
 Period from 3/15/2001 to 10/31/2001         (1.02)      43.80      1.52           65       1.51 (6)       2.98  (6)
Class F:
 Year ended 10/31/2002                       (3.16)      40.73       .03          155        .79           4.04
 Period from 3/15/2001 to 10/31/2001         (1.20)      43.80      1.94           17        .80 (6)       3.70  (6)
Class 529-A:
 Period from 2/19/2002 to 10/31/2002         (1.39)      40.73     (2.31)          32        .91 (6)       4.05  (6)
Class 529-B:
 Period from 2/15/2002 to 10/31/2002         (1.18)      40.73     (3.37)           8       1.66 (6)       3.32  (6)
Class 529-C:
 Period from 2/20/2002 to 10/31/2002         (1.16)      40.73     (2.96)          13       1.65 (6)       3.31  (6)
Class 529-E:
 Period from 3/1/2002 to 10/31/2002          (1.26)      40.73     (4.09)           2       1.11 (6)       3.87  (6)
Class 529-F:
 Period from 9/17/2002 to 10/31/2002          (.26)      40.73     (1.79)        - (5)       .10            .35
Class R-1:
 Period from 6/11/2002 to 10/31/2002          (.67)      40.73     (8.84)        - (5)       .60 (7)       1.27
Class R-2:
 Period from 5/31/2002 to 10/31/2002          (.72)      40.73    (10.10)           4        .63 (7)       1.29
Class R-3:
 Period from 6/4/2002 to 10/31/2002           (.77)      40.73     (9.27)           2        .46 (7)       1.40
Class R-4:
 Period from 5/20/2002 to 10/31/2002          (.91)      40.73     (9.20)        - (5)       .34 (7)       1.59
Class R-5:
 Period from 5/15/2002 to 10/31/2002         (1.01)      40.73     (9.04)          75        .21           2.10



                                                     Year ended October 31
                                                         2002         2001           2000        1999      1998

Portfolio turnover rate for all classes of shares         36%          37%            41%         21%       24%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) For the year ended October 31, 2002, net investment income was lower and net (losses) gains on securities (both realized and unrealized) were higher by approximately $0.14 per share for Class A as a result of the accounting change discussed in note 1 of the Notes to Financial Statements. On an annualized basis, the impact of the accounting change on the other share classes would have been approximately the same.
(4) Total returns exclude all sales charges, including contingent deferred sales charges.
(5) Amount less than 1 million.
(6) Annualized.
(7) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agency services. Had CRMC not paid such fees, expense ratios would have been .87%, .77%, .62% and .76% for Class R-1, Class R-2, Class
R-3 and Class R-4, respectively. Such expense ratios are the result of higher expenses during the start-up period and are not indicative of expense ratios expected in the future.
(8) For the year ended October 31, 2002, the ratio of net income to average net assets for Class A was lower by .34 percentage points as a result of the accounting change discussed in note 1 of the Notes to
    Financial Statements. On an annualized basis, the impact of the accounting change on the other share classes would have been approximately the same.


Report of Independent Accountants

To the Board of Directors and Shareholders of Capital Income Builder, Inc.:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Income Builder, Inc. (the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP


Los Angeles, California
December 2, 2002


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended October 31, 2002, the fund paid a long-term capital gain distribution of $224,286,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 30% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 17% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2003 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2002 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

                          CAPITAL INCOME BUILDER, INC.

                                     Part B
                                Retirement Plan
                      Statement of Additional Information

                              January 1, 2003


This document is not a prospectus but should be read in conjunction with the current Retirement Plan Prospectus of Capital Income Builder (the "fund" or "CIB") dated January 1, 2003. The prospectus may be obtained from your investment dealer or financial adviser or by writing to the fund at the following address:

                          Capital Income Builder, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                 (213) 486-9200

                               TABLE OF CONTENTS



Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        8
Management of the Fund. . . . . . . . . . . . . . . . . . . . . . .       11
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       23
Purchase, Exchange and Sale of Shares . . . . . . . . . . . . . . .       27
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       30
Class A Sales Charge Reductions . . . . . . . . . . . . . . . . . .       32
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       34
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       35
Shareholder Account Services and Privileges . . . . . . . . . . . .       36
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       37
General Information . . . . . . . . . . . . . . . . . . . . . . . .       37
Class A Share Investment Results and Related Statistics . . . . . .       39
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       41
Financial Statements




                        Capital Income Builder - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


INCOME PRODUCING SECURITIES
..    The fund will invest at least 90% of its assets in income-producing securities.

EQUITY SECURITIES

..    The fund will invest at least 50% of its assets in equity securities.

DEBT SECURITIES

..    The fund may invest up to 5% of its assets in straight debt securities
     (i.e., not convertible into equity) rated Ba or below by Moody's Investors Service, Inc. ("Moody's") or BB or below by Standard & Poor's Corporation ("S & P") or unrated but determined to be of equivalent quality.

NON-U.S. SECURITIES
..    The fund may invest up to 40% of its assets in securities of issuers domiciled outside the U.S.

                      *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.


INVESTING IN SMALLER CAPITALIZATION STOCKS - The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $1.5 billion at the time of purchase). The Investment Adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

                        Capital Income Builder - Page 2

DEBT SECURITIES - Debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The values of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, values of debt securities decline when interest rates rise and increase when interest rates fall.


Lower rated bonds, rated Ba or below by Moody's and BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower rated bonds.


Certain risk factors relating to lower rated bonds are discussed below:


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - Lower rated bonds, like other bonds, may be sensitive to adverse economic changes and political and corporate developments and may be sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of lower rated bonds.

     PAYMENT EXPECTATIONS - Lower rated bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return to investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of lower rated bonds.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stock automatically convert into common stock. The prices and yields of non-convertible preferred stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

                        Capital Income Builder - Page 3

Convertible bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


INVESTING IN VARIOUS COUNTRIES - Investing outside the U.S. may involve special risks, caused by, among other things: currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of the Investment Adviser, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


CURRENCY TRANSACTIONS - The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect the character and timing of income, gain or loss recognized by the fund for U.S. federal income tax purposes.

                        Capital Income Builder - Page 4

U.S. TREASURY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. AGENCY SECURITIES - U.S. agency securities include those securities issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority, and Federal Farm Credit Bank System.


PASS-THROUGH SECURITIES - The fund may invest in various debt obligations backed by a pool of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.


"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (Ginny Mae), Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of Ginny Mae securities) or the issuer (in the case of Fanny Mae and Freddie Mac securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.


Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by Ginny Mae, Fanny Mae, and Freddie Mac. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.


"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.


"Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities

                        Capital Income Builder - Page 5
because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.


"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.


REAL ESTATE INVESTMENT TRUSTS - The fund may invest in securities issued by real estate investment trusts (REITs), which are pooled investment vehicles that primarily invest in real estate or real estate-related loans. REITs are not taxed on income distributed to shareholders provided they meet requirements imposed by the Internal Revenue Code. The risks associated with REIT debt investments are similar to the risks of investing in corporate-issued debt. In addition, the return on REITs is dependent on such factors as the skill of management and the real estate environment in general. Debt that is issued by REITs is typically rated by the credit rating agencies as investment grade or above.


VARIABLE AND FLOATING RATE OBLIGATIONS - The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest. Variable and floating rate obligations permit the fund to "lock in" the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.


CASH AND CASH EQUIVALENTS - These include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)),
(ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


LOANS OF PORTFOLIO SECURITIES - The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the Investment Adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the

                        Capital Income Builder - Page 6
loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 33 1/3% of the value of its total assets, measured at the time any such loan is made.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


The fund may also enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction is the transfer of mortgage-backed or other securities together with a commitment to purchase similar, but not identical securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).


REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's Board of Directors,

                        Capital Income Builder - Page 7
taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved, although the price usually includes a profit to the dealer.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio was replaced once per year. The fund's portfolio turnover rate for the fiscal year ended 2002 was 36%. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.



                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions provide that the fund may not:


1. Purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if immediately after and as a result of such investment, more than 5% of the fund's total assets would be invested in securities of the issuer; except that, as to 25% of the fund's total assets, up to 10% of its total assets may be invested in securities issued or guaranteed as to payment of interest and principal by a foreign government or its agencies or instrumentalities or by a multinational agency;

2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry;

3.   Invest in companies for the purpose of exercising control or management;

                        Capital Income Builder - Page 8

4. Knowingly purchase securities of other management investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

5. Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts);

6. Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the fund's total assets;

7. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

8. Make loans, except that the fund may purchase debt securities, enter into repurchase agreements and make loans of portfolio securities;

9. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

10. Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

11. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets (in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage), and except that the fund may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund's total assets;

12. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing;

13. Purchase or retain the securities of any issuer, if those individual officers and Directors of the fund, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

14. Invest in interests in oil, gas, or other mineral exploration or development programs;

15. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

16.  Write, purchase or sell put options, call options or combinations thereof;

With respect to investment restriction number 6, investments in 144A securities and 4(2) commercial paper are excluded for the purposes of calculating the 10% limitation.

                        Capital Income Builder - Page 9

A further investment policy of the fund, which may be changed by action of the Board of Directors without shareholder approval, is that the fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of any class of securities of any one issuer.


With respect to investment restriction number 2, in determining industry classifications for issuers domiciled outside the U.S., the fund will use reasonable classifications that are not so broad that the primary economic characteristic of the companies in a single class is materially different. The fund will determine such classifications of issuers domiciled outside the U.S. based on the issuer's principal or major business activities.


Notwithstanding investment restriction number 4, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

                        Capital Income Builder - Page 10

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS




                                     YEAR FIRST                                      NUMBER OF BOARDS
                        POSITION      ELECTED                                         WITHIN THE FUND      OTHER DIRECTORSHIPS/3/
                        WITH THE     A DIRECTOR    PRINCIPAL OCCUPATION(S) DURING   COMPLEX/2/ ON WHICH             HELD
     NAME AND AGE         FUND     OF THE FUND/1/           PAST 5 YEARS              DIRECTOR SERVES           BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 H. Frederick            Director       1987        Private investor; former                19            Ducommun Incorporated;
 Christie                                           President and Chief Executive                         IHOP Corporation;
 Age: 69                                            Officer, The Mission Group                            Southwest Water Company;
                                                    (non-utility holding company                          Valero L.P.
                                                    subsidiary of Southern
                                                    California Edison Company)
-----------------------------------------------------------------------------------------------------------------------------------
 Merit E. Janow          Director       2001        Professor, Columbia                      2            None
 Age: 44                                            University, School of
                                                    International and Public
                                                    Affairs
-----------------------------------------------------------------------------------------------------------------------------------
 Mary Myers Kauppila     Director       1992        Private investor; Chairman               5            None
 Age: 48                                            and CEO, Ladera Management
                                                    Company (venture capital and
                                                    agriculture); former owner
                                                    and President, Energy
                                                    Investment, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Gail L. Neale           Director       1987        President, The Lovejoy                   5            None
 Age: 67                                            Consulting Group, Inc. (a
                                                    pro-bono consulting group
                                                    advising non-profit
                                                    organizations)
-----------------------------------------------------------------------------------------------------------------------------------
 Robert J. O'Neill       Director       1992        Chairman of the Council,                 3            None
 Age: 66                                            Australian Strategic Policy
                                                    Institute; former Chairman of
                                                    the Council, the
                                                    International Institute for
                                                    Strategic Studies; former
                                                    Chichele Professor of the
                                                    History of War and former
                                                    Fellow, All Souls College,
                                                    University of Oxford
-----------------------------------------------------------------------------------------------------------------------------------
 Donald E. Petersen      Director       1992        Retired; former Chairman of              2            None
 Age: 76                                            the Board and Chief Executive
                                                    Officer, Ford Motor Company
-----------------------------------------------------------------------------------------------------------------------------------
 Stefanie Powers         Director       1997        Actor; Founder and President,            2            None
 Age: 60                                            The William Holden Wildlife
                                                    Foundation
-----------------------------------------------------------------------------------------------------------------------------------
 Frank Stanton           Director       1987        Retired; former President,               2            American Health
 Age: 94                                            CBS Inc. (1946-1973)                                  Companies, Inc.; Sony
                                                                                                          Music Entertainment, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Steadman Upham          Director       2001        President and University                 2            None
 Age: 53                                            Professor of Archaeology,
                                                    Claremont Graduate University
                                                    Education
-----------------------------------------------------------------------------------------------------------------------------------
 Charles Wolf, Jr.       Director       1987        Senior Economic Adviser and              2            None
 Age: 78                                            Corporate Fellow in
                                                    International Economics,
                                                    RAND; former Dean, the RAND
                                                    Graduate School
-----------------------------------------------------------------------------------------------------------------------------------



                        Capital Income Builder - Page 11

                                                         PRINCIPAL OCCUPATION(S) DURING
                                        YEAR FIRST              PAST 5 YEARS AND              NUMBER OF BOARDS
                                         ELECTED                 POSITIONS HELD                WITHIN THE FUND
                         POSITION       A DIRECTOR          WITH AFFILIATED ENTITIES         COMPLEX/2/ ON WHICH
                         WITH THE     AND/OR OFFICER      OR THE PRINCIPAL UNDERWRITER            DIRECTOR
    NAME AND AGE           FUND       OF THE FUND/1/               OF THE FUND                OR OFFICER SERVES
------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
------------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.     Vice               1987        Executive Vice President and                  16
 Age: 54                Chairman of                    Director, Capital Research and
                        the Board                      Management Company; Director,
                        and                            American Funds Distributors, Inc.*
                        Director
------------------------------------------------------------------------------------------------------------------
 James B.               Chairman of        1992        Senior Vice President and Director,            2
 Lovelace/6/            the Board,                     Capital Research and Management
 Age: 46                Principal                      Company
                        Executive
                        Officer and
                        Director
------------------------------------------------------------------------------------------------------------------
 Jon B. Lovelace/6/     Director           1987        Chairman Emeritus, Capital Research            2
 Age: 75                                               and Management Company

------------------------------------------------------------------------------------------------------------------




                        OTHER DIRECTORSHIPS/3/ HELD
    NAME AND AGE          BY DIRECTOR OR OFFICER
----------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
------------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.     None
 Age: 54
----------------------------------------------------
 James B.               None
 Lovelace/6/
 Age: 46
----------------------------------------------------
 Jon B. Lovelace/6/     None
 Age: 75
----------------------------------------------------




                        Capital Income Builder - Page 12

                                                                                   PRINCIPAL OCCUPATION(S) DURING
                            POSITION         YEAR FIRST ELECTED                   PAST 5 YEARS AND POSITIONS HELD
                            WITH THE             AN OFFICER                           WITH AFFILIATED ENTITIES
   NAME AND AGE               FUND             OF THE FUND/1/                 OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Joyce E. Gordon          Senior Vice               1996          Senior Vice President, Capital Research Company*
 Age: 46                   President
-----------------------------------------------------------------------------------------------------------------------------------
 Janet A. McKinley        Senior Vice               1992          Director, Capital Research and Management Company; Senior Vice
 Age: 48                   President                              President, Capital Research Company*
-----------------------------------------------------------------------------------------------------------------------------------
 Catherine M. Ward         President                1987          Senior Vice President and Director, Capital Research and
 Age: 55                                                          Management Company; Director, American Funds Service Company*;
                                                                  Secretary and Director, Capital Group Research, Inc.*; Director,
                                                                  The Capital Group Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Darcy Kopcho            Vice President             1996          Director, Capital Research and Management Company
 Age: 49
-----------------------------------------------------------------------------------------------------------------------------------
 Mark R. Macdonald       Vice President             2001          Senior Vice President, Capital Research and Management Company
 Age: 43
-----------------------------------------------------------------------------------------------------------------------------------
 Steven T. Watson        Vice President             1997          Senior Vice President, Capital Research Company*
 Age: 47
-----------------------------------------------------------------------------------------------------------------------------------
 Vincent P. Corti          Secretary                1987          Vice President - Fund Business Management Group, Capital
 Age: 46                                                          Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 R. Marcia Gould           Treasurer                1994          Vice President - Fund Business Management Group, Capital
 Age: 48                                                          Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Dayna G. Yamabe      Assistant Treasurer           2001          Vice President - Fund Business Management Group, Capital
 Age: 35                                                          Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------




                        Capital Income Builder - Page 13

* Company affiliated with Capital Research and Management Company.

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those in the American Funds Group) that are held by each director as a director of a public company or a registered investment company.

4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).
5 All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.
6 James B. Lovelace is the son of Jon B. Lovelace, Jr.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.

                        Capital Income Builder - Page 14

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2001


                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 H. Frederick Christie         Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Merit E. Janow                 $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 Mary Myers Kauppila           Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Gail L. Neale               $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Robert J. O'Neill                  None                       None
-------------------------------------------------------------------------------
 Donald E. Petersen            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Stefanie Powers               Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Frank Stanton                 Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Steadman Upham                     None                       None
-------------------------------------------------------------------------------
 Charles Wolf, Jr.           $50,001 - $100,000            Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 James B. Lovelace             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Jon B. Lovelace               Over $100,000               Over $100,000
-------------------------------------------------------------------------------



1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED OCTOBER 31, 2002

No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or its affiliates. The fund pays annual fees of $15,000 to Directors who are not affiliated with the Investment Adviser, $1,000 for each Board of Directors meeting attended, and $500 for each meeting attended as a member of a committee of the Board of Directors.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser.

                        Capital Income Builder - Page 15

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 H. Frederick                   $19,700 /3/                        $232,300/3/
 Christie
------------------------------------------------------------------------------------------
 Merit E. Janow                  20,000                              42,000
------------------------------------------------------------------------------------------
 Mary Myers Kauppila             21,100 /3/                         128,000/3/
------------------------------------------------------------------------------------------
 Gail L. Neale                   21,300                             102,000
------------------------------------------------------------------------------------------
 Robert J. O'Neill               22,000                              53,500
------------------------------------------------------------------------------------------
 Donald E. Petersen              19,500/3/                           50,000/3/
------------------------------------------------------------------------------------------
 Stefanie Powers                 20,500                              42,500
------------------------------------------------------------------------------------------
 Frank Stanton                   22,000                              46,000
------------------------------------------------------------------------------------------
 Steadman Upham                  20,000/3/                           42,000/3/
------------------------------------------------------------------------------------------
 Charles Wolf, Jr.               21,000                              45,000
------------------------------------------------------------------------------------------




1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.

2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2002 fiscal year for participating Directors is as follows: H. Frederick Christie ($116,912), Mary Myers Kauppila ($217,379), Donald E. Petersen ($62,216) and Steadman Upham ($18,946). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

As of December 1, 2002, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS

The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on June 8, 1987. All fund operations are supervised by the fund's Board of Directors, which meets periodically and performs duties required by applicable state and federal laws.


Under Maryland law, the business and affairs of the fund are managed under the direction of the Board of Directors, and all powers of the fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

                        Capital Income Builder - Page 16

Members of the Board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including Class A, B, C, F, 529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5 shares. Class R shares are generally only available to employer-sponsored retirement plans. The B, C, F and 529 share classes are described in more detail in the fund's retail Statement of Additional Information. The shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast, remove any Director from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of Directors, as though the fund were a common-law trust. Accordingly, the Directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any Directors when requested in writing to do so by the record holders of at least 10% of the outstanding shares.


COMMITTEES OF THE BOARD OF DIRECTORS

The fund has an Audit Committee comprised of H. Frederick Christie, Merit E. Janow, Mary Myers Kauppila, Robert J. O'Neill, Steadman Upham and Charles Wolf, Jr., none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee oversees the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent accountants and the full Board of Directors. Two Audit Committee meetings were held during the 2002 fiscal year.


The fund has a Nominating Committee comprised of Gail L. Neale, Donald E. Petersen, Stefanie Powers and Frank Stanton, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and

                        Capital Income Builder - Page 17
recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director candidates to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. One Nominating Committee meeting was held during the 2002 fiscal year.


The fund has a Contracts Committee comprised of H. Frederick Christie, Merit E. Janow, Mary Myers Kauppila, Gail L. Neale, Robert J. O'Neill, Donald E. Petersen, Stefanie Powers, Frank Stanton, Steadman Upham and Charles Wolf, Jr., none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its Investment Adviser or the Investment Adviser's affiliates, such as the investment advisory and service agreement, principal underwriting agreement, administrative services agreement and plans of distribution under rule 12b-1, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. One Contracts Committee meeting was held during the 2002 fiscal year.


INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until October 31, 2003, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written

                        Capital Income Builder - Page 18
notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the Investment Adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors. At its most recent meeting, the Committee reviewed and considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the fund (primarily measured by investment results), fees and expenses borne by the fund, financial results of the Investment Adviser, and comparative data for other mutual funds and selected indexes.


In reviewing the quality of services provided to the fund, the Committee reviewed comparative results data and fund expenses, noting that the fund's results were better than the majority of the funds in its peer group and that expenses also ranked among the lowest.


The Committee also reviewed the Investment Adviser's trading practices and concluded that, based on its review of certain data, the Investment Adviser's dealings with brokers was based on best execution and not other factors.


Based on their review, the Committee and the Board concluded that the advisory fees and other expenses of the fund are reasonable, both absolutely and on a relative basis, and that shareholders receive fair value for such fees and expenses.


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to Directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


The management fee is based upon the net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles and does not include gains or losses from sales of capital assets.


The management fee is based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess of $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.15% of such assets in excess of $8 billion; plus 3.0% of the fund's gross investment income. Assuming net assets of $8 billion and gross investment income levels

                        Capital Income Builder - Page 19
of 3%, 4%, 5%, 6%, and 7%, management fees would be 0.27%, 0.30%, 0.33%, 0.36%, and 0.39%, respectively.


The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed 1 1/2% of the first $30 million of the net assets of the fund and 1% of the average net assets in excess thereof.


Expenses which are not subject to these limitations are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies are accounted for as capital items and not as expenses. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding this limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For the fiscal years ended 2002, 2001 and 2000, the Investment Adviser received from the fund advisory fees of $30,376,000, $25,719,000 and $25,990,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser relating to the fund's R share classes will continue in effect until October 31, 2003, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's R share classes. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties providing such services. During the start-up period for Class R-1, Class R-2, Class R-3 and Class R-4 shares, the Investment Adviser has agreed to pay a portion of these fees. For the year ended October 31, 2002, the total fees paid by the Investment Adviser were $3,000.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets for each R share class except Class R-5

                        Capital Income Builder - Page 20
shares. For Class R-5 shares, the administrative fee is paid monthly, accrued daily and calculated at the annual rate of 0.10% of the average daily net assets of Class R-5 shares.


During the fiscal period ended 2002, administrative services fees, gross of any payments made by the Investment Adviser, were:


                                                        ADMINISTRATIVE SERVICES FEE
-----------------------------------------------------------------------------------------
                   CLASS R-1                                      $ 1,000
-----------------------------------------------------------------------------------------
                   CLASS R-2                                        4,000
-----------------------------------------------------------------------------------------
                   CLASS R-3                                        1,000
-----------------------------------------------------------------------------------------
                   CLASS R-4                                          238
-----------------------------------------------------------------------------------------
                   CLASS R-5                                       29,000
-----------------------------------------------------------------------------------------



PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell the shares.


Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:


                                                                COMMISSIONS,        ALLOWANCE OR
                                                                   REVENUE          COMPENSATION
                                              FISCAL YEAR     OR FEES RETAINED       TO DEALERS
----------------------------------------------------------------------------------------------------
                 CLASS A                         2002            $12,524,000         $58,424,000
                                                 2001              3,779,000          17,257,000
                                                 2000              1,778,000           8,086,000
----------------------------------------------------------------------------------------------------



The fund has adopted Plans of Distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: shareholder services; savings to the fund in transfer agency costs; savings to the fund in advisory fees and other expenses; benefits to the investment

                        Capital Income Builder - Page 21
process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (i) for Class A shares, up to 0.30% of the average daily net assets attributable to Class A shares; (ii) for Class R-1 shares, 1.00% of the average daily net assets attributable to Class R-1 shares; (iii) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares; (iv) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (v) for Class R-4 shares, up to 0.50% of its average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.


For Class A shares: (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares, in excess of the Class A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable.


For Class R-1 shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class R-2 shares: currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-3 shares: currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-4 shares, currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers.

                        Capital Income Builder - Page 22

During the 2002 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:


                               12B-1 EXPENSES            12B-1 LIABILITY
                                  ACCRUED                  OUTSTANDING
------------------------------------------------------------------------------
        CLASS A                 $22,216,000                 $2,843,000
------------------------------------------------------------------------------
       CLASS R-1                      1,000                        349
------------------------------------------------------------------------------
       CLASS R-2                      4,000                      2,000
------------------------------------------------------------------------------
       CLASS R-3                      1,000                      1,000
------------------------------------------------------------------------------
       CLASS R-4                         52                         35
------------------------------------------------------------------------------



OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently, these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments are based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.



To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.

                        Capital Income Builder - Page 23

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


The following information may not apply to you if you hold fund shares in a non-taxable account, such as a qualified retirement plan. Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class. Dividends and capital gains distributed by the fund to a retirement plan currently are not taxable.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or

                        Capital Income Builder - Page 24
     gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.

                        Capital Income Builder - Page 25

     Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - In January of each year, individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the

                        Capital Income Builder - Page 26
extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                   PURCHASE, EXCHANGE AND SALE OF SHARES

PURCHASES - Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.


Class R shares are generally only available to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares are also generally only available to retirement plans where plan level or omnibus accounts (i.e., no participant accounts) are held on the books of a fund. In addition, Class R-5 shares are generally only available to retirement plans with at least $1 million or more in plan assets. Class R shares are generally not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and CollegeAmerica accounts.


Eligible retirement plans may generally open an account and purchase Class A and R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in the fund's prospectus and statement of additional information) authorized to sell the fund's shares. Additional shares may be purchased through a plan's administrator or recordkeeper.

                        Capital Income Builder - Page 27

THE FUND AND THE PRINCIPAL UNDERWRITER RESERVE THE RIGHT TO REJECT ANY PURCHASE
 ORDER.

EXCHANGES - Shares of the fund generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of Class A shares from the money market funds purchased without a sales charge generally will be subject to the appropriate sales charge, unless the money market fund shares were acquired by an exchange from a fund having a sales charge.


Shares may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. EXCHANGE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


SALES - Shares of the fund may be sold by contacting your plan administrator or recordkeeper. Shares are sold at the net asset value next determined after the request is received in good order by the Transfer Agent, dealer or any of their designees.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


Proceeds from a redemption or a dividend or capital gain distribution may be reinvested without a sales charge in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Proceeds will be reinvested in the same share class from which the original redemption or distribution was made. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after the request is received and accepted by the Transfer Agent.


FUND NUMBERS - Here are the fund numbers for use when making share transactions:


                                                                                              FUND NUMBERS
                                                                                ------------------------------------------
                                                                                CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                                                                              A     R-1    R-2    R-3    R-4     R-5
--------------------------------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    002   2102   2202   2302   2402    2502
American Balanced Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    011   2111   2211   2311   2411    2511
American Mutual Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    003   2103   2203   2303   2403    2503
Capital Income Builder/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    012   2112   2212   2312   2412    2512
Capital World Growth and Income Fund/SM/  . . . . . . . . . . . . . . . . . .    033   2133   2233   2333   2433    2533
EuroPacific Growth Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    016   2116   2216   2316   2416    2516
Fundamental Investors/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . .    010   2110   2210   2310   2410    2510
The Growth Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    005   2105   2205   2305   2405    2505
The Income Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    006   2106   2206   2306   2406    2506
The Investment Company of America/(R)/  . . . . . . . . . . . . . . . . . . .    004   2104   2204   2304   2404    2504
The New Economy Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    014   2114   2214   2314   2414    2514
New Perspective Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    007   2107   2207   2307   2407    2507
New World Fund/SM/  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    036   2136   2236   2336   2436    2536
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . .    035   2135   2235   2335   2435    2535
Washington Mutual Investors Fund/SM/  . . . . . . . . . . . . . . . . . . . .    001   2101   2201   2301   2401    2501
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . . . . . . . . . . . . . . .    040    N/A    N/A    N/A    N/A    2540
American High-Income Trust/SM/  . . . . . . . . . . . . . . . . . . . . . . .    021   2121   2221   2321   2421    2521
The Bond Fund of America/SM/  . . . . . . . . . . . . . . . . . . . . . . . .    008   2108   2208   2308   2408    2508
Capital World Bond Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    031   2131   2231   2331   2431    2531
Intermediate Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . .    023   2123   2223   2323   2423    2523
Limited Term Tax-Exempt Bond Fund of America/SM/  . . . . . . . . . . . . . .    043    N/A    N/A    N/A    N/A    2543
The Tax-Exempt Bond Fund of America/(R)/  . . . . . . . . . . . . . . . . . .    019    N/A    N/A    N/A    N/A    2519
The Tax-Exempt Fund of California/(R)/* . . . . . . . . . . . . . . . . . . .    020    N/A    N/A    N/A    N/A    2520
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . . . . . . . . . . . . . . .    024    N/A    N/A    N/A    N/A    2524
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . . . . . . . . . . . . . . .    025    N/A    N/A    N/A    N/A    2525
U.S. Government Securities Fund/SM/ . . . . . . . . . . . . . . . . . . . . .    022   2122   2222   2322   2422    2522
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . . . . . . . . . . . . . . .    009   2109   2209   2309   2409    2509
The Tax-Exempt Money Fund of America/SM/  . . . . . . . . . . . . . . . . . .    039    N/A    N/A    N/A    N/A    2539
The U.S. Treasury Money Fund of America/SM/ . . . . . . . . . . . . . . . . .    049   2149   2249   2349   2449    2549
___________
*Available only in certain states.



                        Capital Income Builder - Page 28

                        Capital Income Builder - Page 29

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)




                                                                     DEALER
                                             SALES CHARGE AS       COMMISSION
                                            PERCENTAGE OF THE:    AS PERCENTAGE
                                            ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                      NET AMOUNT  OFFERING     OFFERING
                                           -INVESTED-   PRICE         PRICE
------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .          6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .          5.26       5.00          4.25
$50,000 but less than $100,000. .            4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .           3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .            3.63       3.50          2.75
$250,000 but less than $500,000 .            2.56       2.50          2.00
$500,000 but less than $750,000 .            2.04       2.00          1.60
$750,000 but less than $1 million            1.52       1.50          1.20
$1 million or more . . . . . . . .           none       none      see below
--------------------------------------------------------------------------------



CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC.


403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.

                        Capital Income Builder - Page 30

In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) current and retired registered investment advisers, with respect to accounts established while active, registered with the Principal Underwriter, or full-time employees (and their spouses, parents, and children) of registered investment advisers (including assistants directly empoyed by individual registered investment advisers) registered with the Principal Underwriter and plans for such persons;

(4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration Unit; and

(9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on investments in Class A shares are paid at the following rates:

                        Capital Income Builder - Page 31

1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class R-1 shares, annual asset-based compensation of 1.00% is paid by the Principal Underwriter to dealers who sell Class R-1 shares.


For Class R-2 shares, annual asset-based compensation of 0.75% is paid by the Principal Underwriter to dealers who sell Class R-2 shares.


For Class R-3 shares, annual asset-based compensation of 0.50% is paid by the Principal Underwriter to dealers who sell Class R-3 shares.


For Class R-4 shares, annual asset-based compensation of 0.25% is paid by the Principal Underwriter to dealers who sell Class R-4 shares.


No dealer compensation is paid on sales of Class R-5 shares. The fund has not adopted a plan for Class R-5 shares; accordingly no 12b-1 fee is paid from Class R-5 assets.


                        CLASS A SALES CHARGE REDUCTIONS

REDUCING YOUR CLASS A SALES CHARGE - You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

                        Capital Income Builder - Page 32

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Individual purchases by a trustee(s) or other fiduciary(ies) may be aggregated if the investments are:

     .for a fiduciary account, including employee benefit plans other than individual-type employee benefit plans, such as an IRA, 403(b) plan (except as described below), or single-participant Keogh-type plan;


     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above; or

     .for participant accounts of a 403(b) plan that are treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be

                        Capital Income Builder - Page 33
     aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described in the aggregation policy, you may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the applicable fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: i) Class A shares at net asset value; ii) Class A shares subject to the applicable initial sales charge; iii) Class B shares; iv) Class C shares; or v) Class F shares. Plan assets invested in Class A shares with a sales charge, or B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


IRA rollovers that do not indicate in which share class plan assets should be invested and that do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions cannot be invested in F shares.

                        Capital Income Builder - Page 34

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter. Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.


Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

                        Capital Income Builder - Page 35

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by authority of the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets. The fund's Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the fund's Investment Adviser. The Board receives regular reports describing fair valued securities and the valuation methods used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations are valued in good faith by the Valuation Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the "fair value" to be assigned to a particular security, including, without limitation, the type of security and size of the holding, the existence of contractual or legal restrictions on resale, any relevant financial or business developments affecting the issuer or its business prospects, similar or related securities that are more actively traded, and changes in overall market conditions. The Valuation Committee employs additional fair value procedures to address issues related to investing substantial portions of fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If events occur after the close of a market (and before the close of the New York Stock Exchange, when these funds' net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices will be made to reflect these events. Events of this type could include earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets);


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, and purchases through certain retirement plans, will be confirmed at least quarterly.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in

                        Capital Income Builder - Page 36
the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the R share classes.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


The fund is required to disclose information regarding investments in the securities of broker-dealers (or parent companies of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, Bank of America, CS First Boston and J.P. Morgan Chase & Co. were among the top 10 dealers that received the largest amount of brokerage commissions and that acted as principals in portfolio transactions. As of the close of its most recent fiscal year the fund held: equity and debt securities of Bank of America in the amounts of $109,586,000 and $27,111,000, respectively; equity and debt securities of J.P. Morgan Chase & Co. in the amounts of $113,378,000 and $5,591,000, respectively; and debt securities of CS First Boston in the amount of $7,201,000.


Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, if applicable, for the fiscal years ended 2002, 2001 and 2000, amounted to $11,736,000, $9,736,000 and $7,658,000, respectively.



                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.

                        Capital Income Builder - Page 37

TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $6,821,000 for Class A shares for the 2002 fiscal year.


INDEPENDENT ACCOUNTANTS - PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent accountants providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountants is reviewed and determined annually by the Board of Directors.


INDEPENDENT LEGAL COUNSEL - O'Melveny & Myers LLP, 400 South Hope Street, Los Angeles, CA 90071, currently serves as counsel for the fund, and for Directors who are not interested persons (as defined by the 1940 Act) of the fund. Certain legal matters in connection with the capital shares offered by the prospectus have been passed upon for the fund by O'Melveny & Myers LLP. Counsel does not currently provide legal services to the fund's Investment Adviser or any of its affiliated companies, but provides an immaterial amount of estate planning and similar work for a limited number of Investment Adviser personnel. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent Directors of the fund, as prescribed by the 1940 Act and the rules thereunder.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on October 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund and Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

                        Capital Income Builder - Page 38

             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND

  MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- OCTOBER 31, 2002

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $40.73
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $43.21


            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 4.27% based on a 30-day (or one month) period ended October 31, 2002, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula as required by the Securities and Exchange Commission:


     YIELD = 2[((a-b)/cd + 1)/6/ -1]

     Where:      a  = dividends and interest earned during the period.

                 b  = expenses accrued for the period (net of reimbursements).

                 c  = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                 d  = the maximum offering price per share on the last day of the period.

The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended October 31, 2002 were -5.59%, 4.45% and 9.46%, respectively. The fund's one-year total return and five- and ten-year average annual total returns at net asset value for the periods ended October 31, 2002 were 0.16%, 5.69% and 10.11%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C, F, 529 and R shares.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total

                        Capital Income Builder - Page 39
returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      --------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
------  -------  ----------------------  -------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
-----  --------------------------     -----------------------


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

                        Capital Income Builder - Page 40

                                    APPENDIX

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC. employs the designations "Prime-1," "Prime-2"
-------------------------------
and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


STANDARD & POOR'S CORPORATION ratings of commercial paper are graded into four
-----------------------------
categories ranging from "A" for the highest quality obligations to "D" for the lowest.


A - Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety.


A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.


A-2 - Capacity for timely payments on issues with this designation is strong; however, the relative degree of safety is not as high as for issues designated "A-1."


                          DESCRIPTION OF BOND RATINGS

BOND RATINGS - The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's") are based on the analysis and represents a judgment expressed in shorthand terms of the strengths and weaknesses of the bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by

                        Capital Income Builder - Page 41
a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


Standard & Poor's rates the long-term debt securities of various entities in
-----------------
categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


AAA
"An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong."

                        Capital Income Builder - Page 42

AA

"An obligation rated 'AA' differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."


A

"An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."


BBB
"An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."


BB
"An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation."

B
"An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."


CCC
"An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation."

CC
"An obligation rated 'CC' is currently highly vulnerable to nonpayment."

C
"A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying."

                        Capital Income Builder - Page 43

D
"An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy peition or the taking of a similar action if payments on an obligation are jeopardized."

                        Capital Income Builder - Page 44

Capital Income Builder
Investment portfolio, October 31, 2002

[pie chart]
Bonds & notes 34.25%
Banks 8.92%
Electric utilities 7.03%
Real estate 6.44%
Tobacco 4.74%
Diversified telecommunication services 2.84%
Other industries 26.38%
Cash & equivalents 9.40%
[end chart]




                                                                                                     Shares or principal  Market
                                                                                                              amount       value

Equity securities                                                                                                           (000)

ENERGY
ENERGY EQUIPMENT & SERVICES  -  0.11%
IHC Caland NV                                                                                                267,913    $ 11,879
OIL & GAS  -  2.72%
ChevronTexaco Corp.                                                                                        1,375,000      92,991
ENI SpA                                                                                                    1,000,000      13,859
Kerr-McGee Corp.                                                                                             282,800      12,302
Royal Dutch Petroleum Co. (New York registered)                                                            1,280,000      54,758
"Shell" Transport and Trading Co., PLC (New York registered) (ADR)                                         1,600,000      60,960
"Shell" Transport and Trading Co., PLC                                                                     7,100,000      45,623
TonenGeneral Sekiyu KK                                                                                     3,750,000      23,525
                                                                                                                         315,897

MATERIALS
CHEMICALS  -  1.43%
Dow Chemical Co.                                                                                           3,800,000      98,762
Lyondell Chemical Co.                                                                                      4,850,000      60,625
CONTAINERS & PACKAGING  -  0.23%
Temple-Inland Inc. 7.50% Upper DECS 2005                                                                     600,000      25,980
METALS & MINING  -  0.77%
WMC Ltd.                                                                                                   7,443,800      31,328
Worthington Industries, Inc.                                                                               2,920,800      55,028
PAPER & FOREST PRODUCTS  -  1.80%
Georgia-Pacific Corp., Georgia-Pacific Group                                                               1,308,696      15,966
Holmen AB, Class B                                                                                           650,000      16,163
MeadWestvaco Corp.                                                                                         1,164,000      24,386
M-real Oyj, Class B                                                                                        5,050,000      37,236
Norske Skogindustrier ASA, Class A                                                                         3,062,500      40,334
PaperlinX Ltd.                                                                                             4,500,000      12,576
Stora Enso Oyj, Class R                                                                                    1,750,000      18,186
UPM-Kymmene Corp.                                                                                          1,112,800      36,069
                                                                                                                         472,639

CAPITAL GOODS
AEROSPACE & DEFENSE  -  0.24%
Northrop Grumman Corp. 7.25% convertible preferred 2004, units                                                63,640       7,082
Raytheon Co. - RC Trust I 8.25% convertible preferred 2006, units                                            382,000      20,128
BUILDING PRODUCTS  -  0.73%
Geberit AG                                                                                                   158,000      43,681
Ultraframe PLC                                                                                             3,317,000      12,830
Uponor Oyj                                                                                                 1,398,000      25,182
ELECTRICAL EQUIPMENT  -  0.49%
Hubbell Inc., Class B                                                                                      1,605,000      54,490
INDUSTRIAL CONGLOMERATES  -  0.40%
General Electric Co.                                                                                       1,500,000      37,875
Hunting PLC                                                                                                4,260,000       6,531
MACHINERY  -  0.22%
Cummins Capital Trust I 7.00% QUIPS convertible preferred 2031  (1)                                          100,000       3,869
Spirax-Sarco Engineering PLC                                                                               3,336,391      20,356
                                                                                                                         232,024

TRANSPORTATION
AIRLINES  -  0.18%
Qantas Airways Ltd.                                                                                        9,410,050      19,672
ROAD & RAIL  -  0.73%
GATX Corp. (2)                                                                                             2,650,000      53,133
GATX Corp. 7.50% convertible note 2007 (1) (2)                                                           $ 5,000,000       4,919
SMRT Corp. Ltd.                                                                                           63,475,000      23,355
TRANSPORTATION INFRASTRUCTURE  -  0.88%
Aurea Concesiones de Infraestructuras SA  (2)                                                              3,573,000      76,806
BRISA-Auto-Estradas de Portugal, SA                                                                        4,340,000      22,121
                                                                                                                         200,006

AUTOMOBILES & COMPONENTS
AUTO COMPONENTS  -  0.48%
Federal Signal Corp.                                                                                       2,000,000      33,780
Pacifica Group Ltd. (2)                                                                                    9,300,000      20,215
AUTOMOBILES  -  0.98%
Ford Motor Co.                                                                                             1,200,000      10,152
Ford Motor Company Capital Trust II 6.50% cumulative convertible trust preferred 2032                    $ 2,123,600      77,936
General Motors Corp., Series B, 5.25% convertible debentures 2032                                        $ 1,000,000      20,850
                                                                                                                         162,933

CONSUMER DURABLES & APPAREL
HOUSEHOLD DURABLES  -  0.12%
Ekornes ASA                                                                                                1,455,425      13,887
TEXTILES, APPAREL & LUXURY GOODS  -  0.33%
Texwinca Holdings Ltd.                                                                                    56,500,000      36,584
                                                                                                                          50,471

HOTELS, RESTAURANTS & LEISURE
HOTELS, RESTAURANTS & LEISURE  -  0.22%
Six Continents PLC                                                                                         3,090,638      25,094
                                                                                                                          25,094

MEDIA
MEDIA  -  0.09%
SCMP Group Ltd.                                                                                           34,228,000      10,322
                                                                                                                          10,322

RETAILING
SPECIALTY RETAIL  -  0.37%
DFS Furniture Co. PLC                                                                                      1,391,430       9,665
Dixons Group PLC                                                                                           7,134,561      21,262
Toys "R" Us, Inc. 6.25% 2005, units                                                                          300,000      10,170
                                                                                                                          41,097

FOOD, BEVERAGE & TOBACCO
BEVERAGES  -  0.58%
Foster's Group Ltd.                                                                                       24,542,948      64,643
FOOD PRODUCTS  -  2.02%
ConAgra Foods, Inc.                                                                                          500,000      12,125
General Mills, Inc.                                                                                        1,250,000      51,650
H.J. Heinz Co.                                                                                             2,450,000      78,792
Kellogg Co.                                                                                                  450,000      14,337
Sara Lee Corp.                                                                                             3,000,000      68,490
TOBACCO  -  4.74%
Altadis SA                                                                                                 2,624,995      55,466
Gallaher Group PLC                                                                                        15,135,292     148,696
Imperial Tobacco PLC                                                                                       1,400,000      21,902
Philip Morris Companies Inc.                                                                               3,865,000     157,499
R.J. Reynolds Tobacco Holdings, Inc.                                                                       1,450,000      58,798
UST Inc.                                                                                                   2,850,000      87,181
                                                                                                                         819,579

HOUSEHOLD & PERSONAL PRODUCTS
HOUSEHOLD PRODUCTS  -  0.27%
WD-40 Co.  (2)                                                                                             1,067,050      30,624
                                                                                                                          30,624

PHARMACEUTICALS & BIOTECHNOLOGY
PHARMACEUTICALS  -  0.62%
Bristol-Myers Squibb Co.                                                                                   2,822,700      69,467
                                                                                                                          69,467

BANKS
BANKS  -  8.92%
Alliance & Leicester PLC                                                                                   4,450,000      59,173
Allied Irish Banks, PLC                                                                                    2,018,179      28,363
AmSouth Bancorporation                                                                                     1,500,000      29,400
Australia and New Zealand Banking Group Ltd.                                                               2,456,986      25,654
Bank of America Corp.                                                                                      1,570,000     109,586
Bank of Nova Scotia                                                                                        4,241,600     124,723
Comerica Inc.                                                                                                750,000      32,745
Commonwealth Bank of Australia                                                                             1,071,060      18,055
Dah Sing Financial Holdings Ltd.                                                                           1,290,000       5,988
Hang Seng Bank Ltd.                                                                                        1,210,000      13,071
HSBC Holdings PLC                                                                                          4,037,368      44,002
JCG Holdings Ltd.                                                                                         29,432,000      13,963
Lloyds TSB Group PLC                                                                                       8,100,000      69,694
National Australia Bank Ltd.                                                                               2,006,854      38,247
National City Corp.                                                                                        1,425,000      38,660
PNC Financial Services Group, Inc.                                                                           800,000      32,528
Royal Bank of Canada                                                                                       2,398,000      83,622
Societe Generale                                                                                             407,200      20,614
United Bankshares, Inc.                                                                                    1,775,000      53,641
Wachovia Corp.                                                                                             2,000,000      69,580
Wachovia Corp., DEPS                                                                                       2,300,000         368
Washington Mutual, Inc.                                                                                      750,000      26,820
Westpac Banking Corp.                                                                                      7,293,755      57,430
                                                                                                                         995,927

DIVERSIFIED FINANCIALS
DIVERSIFIED FINANCIALS  -  2.22%
ING Groep NV                                                                                               8,025,000     134,146
J.P. Morgan Chase & Co.                                                                                    5,464,000     113,378
                                                                                                                         247,524

INSURANCE
INSURANCE  -  1.64%
AEGON NV                                                                                                   3,600,000      48,776
Lincoln National Corp.                                                                                     1,270,000      38,748
Mercury General Corp.                                                                                        535,700      22,232
St. Paul Companies, Inc.                                                                                     750,000      24,600
XL Capital Ltd., Class A                                                                                     642,800      48,949
                                                                                                                         183,305

REAL ESTATE
REAL ESTATE  -  6.44%
AMB Property Corp.                                                                                         1,625,000      43,550
Apartment Investment and Management Co., Class A                                                           1,175,000      41,290
Archstone-Smith Trust                                                                                      4,784,585     109,758
Capital & Regional PLC  (2)                                                                                5,120,000      24,029
Equity Office Properties Trust                                                                             1,300,000      31,304
Equity Residential (formerly Equity Residential Properties Trust)                                            540,000      12,809
Hang Lung Group Ltd.                                                                                      22,775,000      20,587
Hang Lung Properties Ltd.                                                                                 24,350,000      23,728
Hang Lung Properties Ltd. 5.50% convertible preferred                                                      9,000,000       7,560
Health Care Property Investors, Inc.                                                                       2,020,000      87,264
HKR International Ltd.                                                                                    21,778,500       3,602
Hongkong Land Holdings Ltd.                                                                               34,853,000      48,097
Kerry Properties Ltd.                                                                                     42,423,464      29,917
Kimco Realty Corp.                                                                                         2,447,250      74,152
Nationwide Health Properties, Inc.                                                                         1,400,000      23,856
Pan Pacific Retail Properties, Inc.                                                                        1,400,000      46,900
ProLogis (formerly ProLogis Trust)                                                                           762,346      18,449
Weingarten Realty Investors                                                                                1,966,500      73,055
                                                                                                                         719,907

SOFTWARE & SERVICES
IT CONSULTING & SERVICES  -  0.15%
Electronic Data Systems Corp. 7.625% FELINE PRIDES convertible preferred 2004                                929,500      17,010
                                                                                                                          17,010

TECHNOLOGY HARDWARE & EQUIPMENT
ELECTRONIC EQUIPMENT & INSTRUMENTS  -  0.23%
Solectron Corp. 0% LYON convertible notes 2020                                                          $ 51,000,000      23,141
Solectron Corp. 0% LYON convertible notes 2020                                                           $ 3,839,000       2,294
SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  0.13%
Analog Devices, Inc. 4.75% convertible subordinated notes 2005                                          $ 15,000,000      14,756
                                                                                                                          40,191

TELECOMMUNICATION SERVICES
DIVERSIFIED TELECOMMUNICATION SERVICES  -  2.84%
ALLTEL Corp. 7.75% 2005, units                                                                               400,000      19,960
BCE Inc.                                                                                                   1,182,000      20,454
CenturyTel, Inc. 6.875% ACES 2005, units                                                                     400,000       9,820
Hellenic Telecommunications Organization SA                                                                2,980,400      33,509
SBC Communications Inc.                                                                                    3,600,000      92,376
Swisscom AG                                                                                                  251,391      74,689
Telecom Corp. of New Zealand Ltd.                                                                         19,289,700      47,408
Verizon Communications Inc.                                                                                  500,000      18,880
WIRELESS TELECOMMUNICATION SERVICES  -  0.13%
AT&T Broadbroad 7.00% PIES convertible preferred 2002                                                        875,000      14,525
                                                                                                                         331,621

UTILITIES
ELECTRIC UTILITIES  -  7.03%
Ameren Corp. 9.75% ACES convertible debentures 2005, units                                                 $ 800,000      20,800
Beijing Datang Power Generation Co. Ltd., Class H                                                         60,500,000      19,199
Consolidated Edison, Inc.                                                                                  2,034,000      86,587
Dominion Resources, Inc.                                                                                     801,000      38,448
Dominion Resources, Inc. 9.50% PIES convertible preferred 2004                                                93,000       4,565
E.ON AG                                                                                                    1,325,000      59,929
FirstEnergy Corp.                                                                                          1,800,000      58,410
National Grid Transco PLC  (formerly National Grid Group PLC)                                             16,500,000     117,447
Pinnacle West Capital Corp.                                                                                   63,200       1,801
Scottish and Southern Energy PLC                                                                           5,100,000      50,583
Scottish Power PLC                                                                                        34,976,000     192,055
Southern Co.                                                                                               3,462,100     102,824
TXU Corp.                                                                                                    375,200       5,384
TXU Corp., Series C, 8.75% convertible preferred 2004, units                                               1,075,000      26,606
GAS UTILITIES  -  1.23%
Enbridge Inc.                                                                                                802,095      22,614
NiSource Inc.                                                                                              6,915,000     114,236
NiSource Inc. 0% convertible preferred 2004  (3)                                                             330,799         595
MULTI-UTILITIES & UNREGULATED POWER  -  0.66%
Duke Energy Corp. 8.25% convertible preferred 2004, units                                                  1,850,100      31,914
El Paso Corp.                                                                                                 66,220         513
United Utilities PLC                                                                                       3,930,000      36,335
Williams Companies, Inc.                                                                                   2,640,650       4,964
WATER UTILITIES  -  0.74%
American Water Works Co., Inc.                                                                             1,850,000      82,843
                                                                                                                       1,078,652

Miscellaneous  -  2.24%
Other equity securities in initial period of acquisition                                                                 249,927

Total equity securities (cost: $5,858,610,000)                                                                         6,294,217



                                                                                                           Principal      Market
                                                                                                              amount       value
Fixed income securities                                                                                         (000)       (000)

Corporate, mortgage- & asset-backed securities  -  21.36%
Aetna Inc. 7.375% 2006                                                                                      $ 15,000    $ 16,125
AIG SunAmerica Global Financing II 7.60% 2005 (1)                                                             20,000      22,471
Alabama Power Co., Series Q, 5.50% 2017                                                                        4,000       4,067
Southern Power Co. 6.25% 2012 (1)                                                                              3,000       3,147
Allegheny Technologies, Inc. 8.375% 2011                                                                       8,000       7,748
Allstate Corp. 5.375% 2006                                                                                    20,000      21,195
Allstate Financial Global Funding LLC 5.25% 2007 (1)                                                          15,000      15,837
American Airlines, Inc., Series 2001-2:
 Class A-2, 7.858% 2013                                                                                        3,000       2,730
 Class A-3, 8.608% 2012                                                                                       10,000       7,600
AmeriCredit Automobile Receivables Trust, Series 2002C, Class A-4, FSA insured, 3.55% 2009 (4)                21,000      21,402
AOL Time Warner Inc. 6.875% 2012                                                                              21,100      20,887
Archstone-Smith Operating Trust  5.00% 2007                                                                    5,000       5,132
ArvinMeritor, Inc. 8.75% 2012                                                                                  2,000       1,946
Meritor Automotive, Inc. 6.80% 2009                                                                            5,150       4,718
AT&T Corp.:
 6.50% 2006                                                                                                   14,500      14,515
 7.30% 2011                                                                                                   11,500      11,269
AT&T Wireless Services:
 7.35% 2006                                                                                                   18,500      16,757
 7.50% 2007                                                                                                    4,794       4,247
 7.875% 2011                                                                                                  55,089      48,011
 8.125% 2012                                                                                                  53,885      46,968
TeleCorp PCS, Inc.:
 0%/11.625% 2009 (5)                                                                                          12,000      10,020
 10.625% 2010                                                                                                  4,423       4,357
Tritel PCS, Inc.:
 0%/12.75% 2009 (5)                                                                                           10,175       8,725
 10.375% 2011                                                                                                  3,050       2,958
Atlas Air, Inc., Pass Through Trusts, Series 1998-1:  (4)
 Class B, 7.68% 2014                                                                                           4,464       1,808
 Class A, 7.38% 2018                                                                                           3,711       1,856
Banco Itau SA, XLCA insured, 2.455% 2006 (1)  (4)  (6)                                                         6,000       5,955
Bank of America Corp.:
 7.125% 2005                                                                                                   1,500       1,662
 5.25% 2007                                                                                                   20,000      21,430
 7.125% 2011                                                                                                   1,750       2,026
 4.875% 2012                                                                                                   2,000       1,993
Bank One, National Association 5.50% 2007                                                                     20,000      21,712
Bear Stearns Commercial Mortgage Securities Inc.: (4)
 Series 1999-WF2, Class A-1, 6.80% 2031                                                                       24,323      26,589
 Series 2002-HOME, Class A, 2.398% 2013 (1)  (6)                                                              25,720      25,720
BHP Finance Ltd. 6.69% 2006                                                                                    6,480       7,113
British Airways PLC 8.75% 2016                                                                          Pound 15,200      16,407
British Telecommunications PLC:
 7.875% 2005 (6)                                                                                            $ 18,000      20,102
 8.375% 2010                                                                                                   9,500      11,164
California Infrastructure and Economic Development Bank, Special Purpose Trust:  (4)
 SCE-1, Class A-6, 6.38% 2008                                                                                  7,220       7,896
 PG&E-1, Series 1997-1, Class A-7, 6.42% 2008                                                                  2,780       3,023
Capital One Bank:
 6.375% 2003                                                                                                   4,400       4,322
 6.875% 2006                                                                                                  10,000       9,019
Capital One Financial Corp. 7.25% 2003                                                                         1,000         906
Cendant Corp. 6.875% 2006                                                                                     28,775      28,655
CenturyTel, Inc., Series H, 8.375% 2010                                                                        8,000       9,233
Chase Commercial Mortgage Securities Corp.: (4)
 Series 1998-2, Class A-1, 6.025% 2030                                                                        16,737      17,993
 Series 2000-1, Class A-1, 7.656% 2032                                                                         8,900      10,013
Chase Manhattan Bank 7.25% 2007                                                                                1,150       1,291
JP Morgan Chase & Co. 6.50% 2005                                                                               4,000       4,300
ChevronTexaco Capital Co. 3.50% 2007                                                                          20,000      20,254
Cilcorp Inc. 8.70% 2009                                                                                        8,770       8,261
CIT Group Inc.:
 5.75% 2007                                                                                                    6,000       5,855
 6.875% 2009                                                                                                   5,000       4,966
Clear Channel Communications, Inc.:
 6.00% 2006                                                                                                    7,000       7,211
 6.625% 2008                                                                                                   8,245       8,596
 7.65% 2010                                                                                                    8,160       8,875
CNA Financial Corp. 6.50% 2005                                                                                 5,500       5,471
Coastal Corp.:
 6.50% 2006                                                                                                    2,000       1,521
 7.50% 2006                                                                                                    2,750       2,147
 6.50% 2008                                                                                                    5,000       3,700
 7.75% 2010                                                                                                    8,000       6,000
El Paso Corp.:
 6.95% 2007                                                                                                   11,000       7,590
 7.00% 2011                                                                                                   21,700      14,213
 7.875% 2012 (1)                                                                                              20,000      13,423
Gemstone Investors Ltd. 7.71% 2004 (1)                                                                        15,500      11,796
Limestone Electron Trust 8.625% 2003 (1)                                                                       3,000       2,794
Coast-to-Coast Motor Vehicle Owner Trust, Series 2000-A, Class A-4, MBIA insured, 7.33% 2006 (1)  (4)         10,300      10,679
Columbia/HCA Healthcare Corp.:
 7.15% 2004                                                                                                    4,050       4,203
 6.91% 2005                                                                                                   13,345      14,028
 7.25% 2008                                                                                                    5,000       5,361
HCA Inc. 6.95% 2012                                                                                            4,000       4,060
Compaq Computer Corp. 6.20% 2003                                                                              14,500      14,756
CompuCredit Credit Card Master Note Business Trust, Series 2001-One, Class A, 2.193% 2008 (1)  (4)  (6)       10,000       9,898
Computer Associates International, Inc. 6.50% 2008                                                             7,080       6,310
Constellation Energy Group, Inc. 6.125% 2009                                                                  11,000      10,408
Consumer Credit Reference Index Securities Program Trust, Series 2002-1, AMBAC insured, 3.82% 2007 (1)(4)(6)   5,000       4,929
Continental Airlines, Inc.: (4)
 Series 1997-1, Class C-1, 7.42% 2008 (6)                                                                      1,455         655
 Series 2001-1, Class B, 7.373% 2017                                                                           1,000         600
 Series 1997-4, Class A, 6.90% 2019                                                                            9,579       7,568
 Series 2000-1, Class A-1, 8.048% 2022                                                                         7,554       5,968
 Series 2000-1, Class B, 8.388% 2022                                                                           5,383       3,230
Continental Auto Receivables Owner Trust, Series 2000-A, Class A-4, MBIA insured, 7.42% 2004 (1)  (4)          8,250       8,552
Corporacion Andina de Fomento 6.875% 2012                                                                      3,000       3,009
Cox Communications, Inc. 7.75% 2006                                                                           10,000      10,617
Cox Radio, Inc. 6.625% 2006                                                                                   20,000      19,990
CPS Auto Trust, XLCA insured, 3.50% 2009 (1)  (4)                                                             17,497      17,651
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class C, 6.78% 2040 (4)                             6,550       7,201
Delhaize America, Inc.:
 7.375% 2006                                                                                                  14,000      12,162
 8.125% 2011                                                                                                   7,000       5,837
Delta Air Lines, Inc.: (4)
 Series 2002-1, Class C, 7.779% 2013                                                                          13,000       9,100
 1991 Equipment Certificates Trust, Series K, 10.00% 2014 (1)                                                  2,000         900
Deutsche Telekom International Finance BV:
 7.75% 2005                                                                                                   10,000      10,785
 8.50% 2010                                                                                                   31,000      34,590
 9.25% 2032                                                                                                    6,000       7,008
VoiceStream Wireless Corp. 10.375% 2009                                                                       35,029      36,255
Dominion Resources, Inc., Series 2002-C, 5.70% 2012                                                            4,250       4,227
Virginia Electric and Power Co., 2002 Series A, 5.375% 2007                                                    3,000       3,175
Dow Chemical Co. 5.75% 2008                                                                                    4,000       4,054
Duck Auto Owner Trust, Series 2002-B, Class A, XLCA insured, 2.985% 2007 (1)  (4)                              6,613       6,619
Educational Enhancement Funding Corp., Series 2002-A, 6.72% 2025 (4)                                           7,000       6,867
EOP Operating LP 7.75% 2007                                                                                   16,500      18,728
Spieker Properties, L.P. 7.125% 2009                                                                           6,000       6,500
ERP Operating Limited Partnership 6.625% 2012                                                                  3,000       3,171
Exelon Corp. 6.75% 2011                                                                                        2,000       2,137
Exelon Generation Co., LLC 6.95% 2011                                                                          2,000       2,082
First Union Corp 7.80% 2006                                                                                    7,760       8,901
Ford Motor Credit Co.:
 6.875% 2006                                                                                                  22,000      20,297
 7.375% 2011                                                                                                  15,000      13,425
Fort James Corp. 6.875% 2007                                                                                  10,050       8,850
France Telecom:
 8.70% 2006                                                                                                   12,000      12,867
 9.25% 2011                                                                                                   14,100      15,584
Fred Meyer, Inc. 7.45% 2008                                                                                    9,000      10,140
General Electric Capital Corp.:
 5.35% 2006                                                                                                    2,500       2,653
 5.00% 2007                                                                                                   22,000      23,056
General Motors Acceptance Corp. 6.125% 2006                                                                   22,000      21,168
GMAC Commercial Mortgage Securities, Inc., Series 1998-C1, Class D, 6.974% 2030 (4)                           14,595      15,791
Harrah's Operating Co., Inc. 7.125% 2007                                                                       3,000       3,280
Hilton Hotels Corp.:
 7.625% 2008                                                                                                     500         504
 7.20% 2009                                                                                                    2,250       2,201
 8.25% 2011                                                                                                      750         766
Holmes Financing PLC, Series 5, Class 2C, 3.43% 2040 (4)  (6)                                                  2,000       1,996
Household Finance Corp.:
 6.50% 2006                                                                                                   20,000      18,052
 5.75% 2007                                                                                                   14,000      12,530
 6.40% 2008                                                                                                   25,000      21,650
Humana Inc. 7.25% 2006                                                                                         8,500       9,035
Hyatt Equities, LLC 6.875% 2007 (1)                                                                           10,120       9,790
International Paper Co. 6.75% 2011                                                                             2,750       3,017
IT&T Corp. 6.75% 2005                                                                                            500         485
Starwood Hotels & Resorts Worldwide, Inc.: (1)
 7.375% 2007                                                                                                  13,000      12,480
 7.875% 2012                                                                                                     750         722
J.C. Penney Co., Inc. 7.40% 2037                                                                              19,870      19,038
J.P. Morgan Residential Mortgage Acceptance Corp., Series 2002-R1, Class IAI, 4.25% 2031 (1)  (4)              4,518       4,564
Jet Equipment Trust, Series 1995-B, Class C, 9.71% 2015 (1)  (4)                                               5,000         500
Jones Apparel Group, Inc. 7.50% 2004                                                                           7,375       7,895
Nine West Group Inc., Series B, 8.375% 2005                                                                    2,625       2,890
Kellogg Co. 6.00% 2006                                                                                         5,750       6,263
Koninklijke KPN NV:
 8.00% 2010                                                                                                   17,000      19,146
 8.375% 2030                                                                                                   2,000       2,239
Kraft Foods Inc.:
 4.625% 2006                                                                                                   1,000       1,047
 6.25% 2012                                                                                                    5,000       5,557
Nabisco, Inc. 6.375% 2035 (6)                                                                                 10,020      10,727
Liberty Media Corp. 7.875% 2009                                                                               20,000      20,788
Lincoln National Corp. 6.50% 2008                                                                              2,000       2,128
Metris Master Trust, Series 2000-3, Class A, 2.09% 2009 (4) (6)                                               18,000      17,253
MGM Grand, Inc. 6.875% 2008                                                                                    2,000       1,983
MGM Mirage, Inc. 8.50% 2010                                                                                   10,000      10,793
Mirage Resorts, Inc 7.25% 2006                                                                                 2,000       2,045
MMCA Auto Owner Trust: (4)
 Series 2000-2, Class B, 7.42% 2005                                                                            8,000       8,555
 Series 2001-3, Class B, 2.753% 2008 (6)                                                                       4,336       4,341
 Series 2002-4, Class A-4, 3.05% 2009                                                                          4,000       3,995
 Series 2002-2, Class B, 4.67% 2010                                                                            2,000       2,051
 Series 2002-1, Class C, 6.20% 2010                                                                            1,471       1,505
Money Store Residential Trust 1997-1, Class M-1, 7.085% 2016 (4)                                               6,297       6,364
Monumental Global Funding Trust II: (1)
 2001-A, 6.05% 2006                                                                                           25,000      27,115
 2002-A, 5.20% 2007                                                                                           35,000      36,554
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-1, 5.02% 2035 (4)                       18,280      19,288
Motorola, Inc.:
 6.75% 2006                                                                                                   10,500      10,369
 7.625% 2010                                                                                                  10,000       9,751
 8.00% 2011                                                                                                    8,525       8,401
Nationwide Life Insurance Company 5.35% 2007 (1)                                                              22,500      23,665
Nordstrom, Inc. 8.95% 2005                                                                                       525         595
Northwest Airlines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.264% 2021                                    900         911
NPF XII, Inc., Class A: (1) (4) (7)
 Series 2001-1, 2.37% 2004 (6)                                                                                 3,000       2,100
 Series 2001-3, 5.52% 2007                                                                                     5,000       3,500
Oncor Electric Delivery Co. 6.375% 2012 (1)                                                                    5,685       5,794
Pass-through Amortizing Credit Card Trusts, Series 2002-1, Class A-3FX, 6.298% 2012 (1)  (4)                  21,341      21,574
PCCW-HKT Capital Ltd. 7.75% 2011 (1)                                                                           7,380       7,610
PDVSA Finance Ltd. 8.75% 2004 (4)                                                                                380         377
Pemex Finance Ltd. 8.875% 2010 (4)                                                                            12,427      14,491
Prestige Auto Receivables Trust, Series 2001-1A, Class A, FSA insured, 5.26% 2009 (1)  (4)                     3,324       3,417
Progress Energy, Inc. 6.85% 2012                                                                               3,000       3,037
Providian Master Trust, Series 2000-3, Class C, 7.60% 2007 (1)  (4)                                            5,000       5,223
Prudential Holdings, LLC, Series C, 8.695% 2023 (1)                                                           22,000      23,964
Prudential Insurance Company of America 6.375% 2006 (1)                                                        8,000       8,625
Pulte Corp. 8.375% 2004                                                                                        6,430       6,788
Qwest Capital Funding, Inc. 7.75% 2006                                                                        15,205       9,427
Raytheon Co.:
 6.30% 2005                                                                                                    5,500       5,752
 6.50% 2005                                                                                                    7,063       7,438
Rouse Co. 7.20% 2012                                                                                          11,000      11,052
Royal Caribbean Cruises Ltd.:
 7.25% 2006                                                                                                    4,500       3,874
 8.75% 2011                                                                                                    2,500       2,179
Salomon Brothers Commercial Mortgage Trust, Series 2001-C2, Class A-1, 4.482% 2006 (4)                        16,991      17,643
SBC Communications Inc. 5.75% 2006                                                                            19,900      21,324
Sears Roebuck Acceptance Corp.:
 7.00% 2007                                                                                                      555         543
 7.00% 2011                                                                                                    1,560       1,486
Security National Mortgage Loan Trust, Series 2000-1, Class A-2, 8.75% 2024 (1)  (4)                           6,617       7,262
Simon Property Group, LP:
 6.375% 2007                                                                                                   5,000       5,427
 5.375% 2008 (1)                                                                                               8,500       8,752
SLM Private Credit Student Loan Trust, Series 2002-A, Class A-2, 2.358% 2030 (4)  (6)                          5,000       5,000
USA Education, Inc. 5.625% 2007                                                                               34,000      36,771
Southwest Airlines Co.: (4)
 Series 2001-1, Class A-2, 5.496% 2006                                                                         1,400       1,457
 Series 2001-1, Class B, 6.126% 2006                                                                           8,500       8,727
 6.50% 2012                                                                                                    6,950       7,029
Sprint Capital Corp.:
 6.00% 2007                                                                                                   27,500      22,550
 7.625% 2011                                                                                                  21,000      16,946
Staples, Inc. 7.375% 2012 (1)                                                                                  8,000       8,191
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.512% 2027 (1)  (4)  (6)                         6,826       7,376
SUPERVALU INC:
 7.875% 2009                                                                                                     807         839
 7.50% 2012                                                                                                    6,000       5,886
SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011 (1)  (4)                                          13,378      14,422
Target Corp.:
 5.50% 2007                                                                                                    2,000       2,139
 5.375% 2009                                                                                                   5,000       5,310
TELUS Corp. 8.00% 2011                                                                                         1,100         852
Tobacco Settlement Financing Corp., Series 2001-A, 6.36% 2025 (4)                                              8,984       9,190
Transcontinental Gas Pipe Line Corp. 8.875% 2012 (1)                                                           8,000       7,840
Williams Companies, Inc.:
 6.50% 2002                                                                                                   15,000      14,850
 9.25% 2004                                                                                                   34,505      25,016
 7.125% 2011                                                                                                  30,000      17,850
 8.125% 2012 (1)                                                                                              33,950      21,219
Williams Holdings of Delaware, Inc.:
 6.25% 2006                                                                                                   24,000      14,880
 6.50% 2008                                                                                                    6,000       3,480
Triad Automobile Receivables Trust, Series 2002-A, Class A-3, AMBAC insured, 2.62% 2007 (4)                    6,750       6,790
TRW Inc. 8.75% 2006                                                                                           10,000      11,183
Tyco International Group SA 6.375% 2005                                                                        7,000       6,374
Unilever Capital Corp. 6.875% 2005                                                                            20,000      22,410
United Dominion Realty Trust, Inc. 6.50% 2009                                                                 12,000      12,533
Univision Communications Inc. 7.85% 2011                                                                       1,665       1,774
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-3, 5.70% 2023 (4)                                    7,500       7,732
Verizon Wireless Capital LLC 5.375% 2006 (1)                                                                  83,600      82,632
VF Corp. 8.10% 2005                                                                                              145         163
Viacom Inc.:
 5.625% 2007                                                                                                  40,000      42,944
 6.625% 2011                                                                                                  15,000      16,604
Vodafone Group PLC:
 7.625% 2005                                                                                                  30,000      32,902
 7.75% 2010                                                                                                    5,000       5,724
Wal-Mart Stores, Inc.:
 6.55% 2004                                                                                                    5,000       5,392
 4.375% 2007                                                                                                   2,000       2,089
Washington Mutual Inc. 7.50% 2006                                                                             16,500      18,483
Wells Fargo & Co. 5.125% 2007                                                                                 20,000      21,400
Wells Fargo Financial, Inc. 6.125% 2012                                                                        5,000       5,471
World Omni Master Owner Trust, Series 2000-1, Class B, 2.253% 2005 (4)  (6)                                    6,000       5,997
Xerox Equipment Lease Owner Trust, Series 2001-1, Class A, 3.803% 2008 (1)  (4)  (6)                           2,207       2,225
                                                                                                                       2,386,420

U.S. Treasury notes & bonds  -  9.69%
 10.75% May 2003                                                                                             150,000     157,610
 11.125% August 2003                                                                                         180,480     194,260
 11.875% November 2003                                                                                       158,500     175,653
 7.25% May 2004                                                                                              200,000     217,380
 13.750% August 2004                                                                                         163,500     198,402
 6.50% May 2005                                                                                                7,500       8,351
 3.375% January 2007 (8)                                                                                      11,404      12,267
 8.75% November 2008                                                                                         100,000     107,474
 6.375% August 2027                                                                                            9,000      10,539
                                                                                                                       1,081,936

Governments & governmental authorities  -  3.20%
Fannie Mae: (4)
 5.50% 2017 - 2032                                                                                           118,046     121,814
 6.00% 2016 - 2032                                                                                           120,896     126,176
 6.50% 2016 - 2032                                                                                            30,467      31,662
 7.00% 2016 - 2032                                                                                            16,069      16,880
 7.50% 2029 - 2031                                                                                             6,930       7,347
Fannie Mae 6.125% 2012                                                                                         2,500       2,804
Fannie Mae Trust, Series 2001-50, Class BA, 7.00% 2041                                                         2,449       2,565
Fannie Mae Whole Loan: (4)
 Series 2002-W7, Class A-2, 4.80% 2022                                                                         5,000       5,197
 Series 2002-W3, Class A-5, 7.50% 2028                                                                         1,992       2,130
Freddie Mac:  (4)
 5.50% 2017                                                                                                    2,000       2,065
 7.50% 2032                                                                                                   25,000      26,387
Freddie Mac 7.00% 2010                                                                                         2,500       2,967
Government National Mortgage Assn. 6.50% 2032 (4)                                                              9,386       9,804
                                                                                                                         357,798


Total fixed income securities (cost: $3,833,719,000)                                                                   3,826,154



                                                                                                           Principal      Market
                                                                                                              amount       value
Short-term securities                                                                                           (000)       (000)

Federal agency discount notes  -  5.18%
Fannie Mae 1.64%-1.71% due 11/5-12/24/2002 (9)                                                          $ 250,600.00 $ 250,302.00
Federal Home Loan Banks 1.65%-1.70% due 11/5/2002-1/22/2003                                                  205,400     204,921
Freddie Mac 1.67%-1.70% due 11/18/2002-1/23/2003                                                             123,800     123,595
                                                                                                                         578,818

Corporate short-term notes  -  4.10%
American Express Credit Corp. 1.73%-1.75% due 11/4-11/15/2002 (9)                                             50,000      49,981
Duke Energy Corp. 1.74% due 11/25/2002 (9)                                                                    20,300      20,275
E.I. DuPont de Nemours & Co. 1.69%-1.70% due 11/12-12/2/2002                                                  48,000      47,951
Edison Asset Securitization LLC 1.76% due 11/19-11/22/2002 (1) (9)                                            25,000      24,973
General Electric Capital Corp. 1.90% due 11/1/2002                                                            45,700      45,698
FCAR Owner Trust 1.76%-1.77% due 11/12-11/15/2002                                                             20,000      19,987
New Center Asset Trust 1.74%-1.77% due 11/7-11/27/2002                                                        50,000      49,959
Pfizer Inc 1.65%-1.74% due 11/8-12/18/2002 (1)                                                                69,500      69,410
Schlumberger Technology Corp. 1.72%-1.75% due 11/29-12/9/2002 (1)                                             30,000      29,946
Target Corp. 1.72% due 11/18/2002                                                                             25,000      24,979
United Parcel Service Inc. 1.70% due 11/27/2002                                                               25,000      24,968
Wal-Mart Stores Inc. 1.73% due 11/13/2002 (1)                                                                 25,000      24,984
Yale University 1.74% due 11/21/2002                                                                          25,000      24,975
                                                                                                                         458,086


Total short-term securities (cost: $1,036,859,000)                                                                     1,036,904


Total investment securities (cost: $10,729,188,000)                                                                   11,157,275
Excess of cash and receivables over payables                                                                              13,849

Net assets                                                                                                           $11,171,124

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2) The fund owns 5.41%, 5.00%, 6.52%, 6.49%, and 8.31% of the outstanding voting securities of GATX Corp., Aurea Concesiones de Infraestructuras SA, Pacifica Group Ltd.,
WD-40 Co. and Capital & Regional PLC, respectively, and thus is considered an affiliate

(3) Non-income-producing security.
(4) Pass-through securities backed by a pool of
    mortgages or other loans on which principal payments are
    periodically made.  Therefore, the effective maturities
    are shorter than the stated maturities.
(5) Step bond; coupon rate will increase at a later date.
(6) Coupon rate may change periodically.
(7) Valued under fair value procedures adopted by authority of the Board of Directors.
(8) Index-linked bond whose principal amount moves with a government retail price index.
(9) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts

See Notes to Financial Statements


Capital Income Builder
Financial statements

Statement of assets and liabilities
at October 31, 2002
(dollars and shares in thousands, except per-share amounts)

Assets:
 Investment securities at market:
  Unaffiliated issuers (cost: $10,521,279)                                                 $10,947,549
  Affiliated issuers (cost: $207,909)                                                          209,726           $11,157,275
 Cash                                                                                                                      9
 Receivables for:
  Sales of investments                                                                          55,241
  Sales of fund's shares                                                                        73,405
  Dividends and interest                                                                        95,116               223,762
 Other assets                                                                                                            187
                                                                                                                  11,381,233
Liabilities:
 Payables for:
  Purchases of investments                                                                     130,655
  Repurchases of fund's shares                                                                   6,073
  Dividends on fund's shares                                                                    65,804
  Investment advisory services                                                                   2,635
  Services provided by affiliates                                                                4,424
  Deferred Directors' compensation                                                                 421
  Other fees and expenses                                                                           97               210,109
Net assets at October 31, 2002                                                                                   $11,171,124

Net assets consist of:
 Capital paid in on shares of capital stock                                                                      $10,641,012
 Distributions in excess of net investment income                                                                    (63,503)
 Undistributed net realized gain                                                                                     165,532
 Net unrealized appreciation                                                                                         428,083
Net assets at October 31, 2002                                                                                   $11,171,124

Total authorized capital stock - 400,000 shares, $.01 par value
                                                                        Net assets   Shares outstanding Net asset value per share

Class A                                                                $10,005,789              245,672                $40.73
Class B                                                                    450,188               11,053                 40.73
Class C                                                                    423,834               10,406                 40.73
Class F                                                                    154,595                3,796                 40.73
Class 529-A                                                                 31,520                  774                 40.73
Class 529-B                                                                  7,605                  187                 40.73
Class 529-C                                                                 13,286                  326                 40.73
Class 529-E                                                                  1,651                   41                 40.73
Class 529-F                                                                     73                    2                 40.73
Class R-1                                                                      433                   11                 40.73
Class R-2                                                                    4,362                  107                 40.73
Class R-3                                                                    2,338                   57                 40.73
Class R-4                                                                      215                    5                 40.73
Class R-5                                                                   75,235                1,847                 40.73
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and
Class 529-A, for which the maximum offering prices per share were $43.21 for each.


See Notes to Financial Statements

Statement of operations
for the year ended October 31, 2002
Investment income:
 Income:                                                                                                   (dollars in thousands)
  Dividends (net of non-U.S. withholding
            tax of $11,660; also includes
            $7,586 from affiliates)                                                    $293,129
  Interest (includes $188 from affiliates)                                              177,013              $470,142

 Fees and expenses:
  Investment advisory services                                                           30,376
  Distribution services                                                                  27,084
  Transfer agent services                                                                 7,060
  Administrative services                                                                   583
  Reports to shareholders                                                                   351
  Registration statement and prospectus                                                     627
  Postage, stationery and supplies                                                          788
  Directors' compensation                                                                   200
  Auditing and legal                                                                         85
  Custodian                                                                               1,222
  State and local taxes                                                                     105
  Other                                                                                      39
  Total expenses before reimbursement                                                    68,520
   Reimbursement of expenses                                                                  3                68,517
 Net investment income                                                                                        401,625

Net realized gain and unrealized
 depreciation on investments
 and non-U.S. currency:
 Net realized gain on:
  Investments                                                                           174,024
  Non-U.S. currency transactions                                                          3,162               177,186
 Net unrealized (depreciation) appreciation on:
  Investments                                                                          (679,118)
  Non-U.S. currency translations                                                              7              (679,111)
   Net realized gain and
    unrealized depreciation
    on investments and non-U.S. currency                                                                     (501,925)
Net decrease in net assets resulting
 from operations                                                                                            ($100,300)

See Notes to Financial Statements





Statement of changes in net assets                                                                  (dollars in thousands)

                                                                                         Year ended            Year ended
                                                                                        October 31,           October 31,
                                                                                               2002                  2001
Operations:
 Net investment income                                                                     $401,625              $343,062
 Net realized gain on investments and
  non-U.S. currency transactions                                                            177,186               264,462
 Net unrealized depreciation
  on investments and non-U.S. currency translations                                        (679,111)              (72,028)
  Net (decrease) increase in net assets
   resulting from operations                                                               (100,300)              535,496

Dividends and distributions paid to
 shareholders:
 Dividends from net investment income                                                      (453,022)             (367,789)
 Distributions from net realized gain
  on investments                                                                           (224,286)             (157,572)
   Total dividends and distributions paid
    to shareholders                                                                        (677,308)             (525,361)

Capital share transactions                                                                3,691,794               860,319

Total increase in net assets                                                              2,914,186               870,454

Net assets:
 Beginning of year                                                                        8,256,938             7,386,484
 End of year (including
  distributions in excess of
  net investment income of $63,503 and $18,079,
  respectively)                                                                         $11,171,124            $8,256,938



See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization - Capital Income Builder, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a growing dividend together with a current yield which exceeds that paid by U.S. stocks generally. Additionally, the fund seeks to provide a growing stream of income and growth of capital over the years.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (classes 529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (classes R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
     Share class       Initial sales charge  Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------                           ---------------------------------
  Class A and Class         Up to 5.75%                 None                          None
        529-A
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class B and Class            None           Declines from 5% to zero  Class B and Class 529-B convert
        529-B                                  for redemptions within     to Class A and Class 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class C                 None          1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-C               None          1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-E               None                     None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class F and Class            None                     None                          None
        529-F
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class R-1, Class R-2,          None                     None                          None
 Class R-3, Class R-4
    and Class R-5
---------------------------------------------------------------------------------------------------------

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         Security valuation - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         On November 1, 2001, the fund began amortizing premium and discount on fixed-income securities to comply with a recent change in accounting principles generally accepted in the United States of America. Adopting this change did not impact the fund's net asset value. However, it did result in a one-time reclassification of $8,994,000, which increased the amount of distributions in excess of net investment income and also increased unrealized appreciation on November 1, 2001. Additionally, for the year ended October 31, 2002, net investment income was reduced and net realized gains and unrealized appreciation were increased by $32,521,000. Because the fund determines its required distributions under federal income tax laws, adoption of this principle for financial accounting purposes will not affect the amount of distributions paid to shareholders.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders - Dividends to shareholders are declared daily from net investment income and are paid to shareholders quarterly. Distributions paid to shareholders are recorded on the ex-dividend date.

         Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2.       Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase and amortization of premiums or discounts. As of October 31, 2002, the difference related to an increase to the tax basis undistributed net investment income and currency gains over the book basis distributions in excess of net investment income for amortization of premiums and discounts of $48,847,000. The remainder of the difference is substantially comprised of an additional increase to the tax basis amounts related to a tax adjustment for accrued but unpaid dividends of $65,804,000. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of October 31, 2002, the cost of investment securities, for federal income tax purposes was $10,778,767,000.

During the year ended October 31, 2002, the fund reclassified $12,704,000 from undistributed net realized gains to additional paid-in capital to align financial reporting with tax reporting.

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                                               (dollars in thousands)
Undistributed net investment income and currency gains                                                        $46,016
Undistributed long-term capital gains                                                                         171,817
Gross unrealized appreciation on investment securities                                                      1,073,969
Gross unrealized depreciation on investment securities                                                      (695,461)


The tax character of distributions paid was as follows (dollars in thousands):




Year ended October 31, 2002
                            Distributions from ordinary income
Share class                              Net investment income       Short-term capital gains

Class A                                              $ 429,540                            $ -
Class B                                                 10,033                              -
Class C                                                  8,130                              -
Class F                                                  3,054                              -
Class 529-A(1)                                             471                              -
Class 529-B(1)                                              90                              -
Class 529-C(1)                                             166                              -
Class 529-E(1)                                              20                              -
Class 529-F(1)                                              -*                              -
Class R-1(2)                                                 4                              -
Class R-2(2)                                                23                              -
Class R-3(2)                                                11                              -
Class R-4(2)                                                 1                              -
Class R-5(2)                                             1,479                              -
Total                                                $ 453,022                            $ -

                             Distributions from long-term
                                            capital gains    Total distributions paid


Class A                                         $ 217,769                   $ 647,309
Class B                                             3,646                      13,679
Class C                                             2,288                      10,418
Class F                                               583                       3,637
Class 529-A(1)                                          -                         471
Class 529-B(1)                                          -                          90
Class 529-C(1)                                          -                         166
Class 529-E(1)                                          -                          20
Class 529-F(1)                                          -                          -*
Class R-1(2)                                            -                           4
Class R-2(2)                                            -                          23
Class R-3(2)                                            -                          11
Class R-4(2)                                            -                           1
Class R-5(2)                                            -                       1,479
Total                                           $ 224,286                   $ 677,308


Year ended October 31, 2001
                            Distributions from ordinary income
Share class                              Net investment income       Short-term capital gains
Class A                                              $ 364,692                            $ -
Class B                                                  2,269                              -
Class C(3)                                                 658                              -
Class F(3)                                                 170                              -
Total                                                $ 367,789                            $ -


                             Distributions from long-term
                                            capital gains    Total distributions paid



Class A                                        $ 157,097                   $ 521,789
Class B                                              475                       2,744
Class C(3)                                             -                         658
Class F(3)                                             -                         170
Total                                          $ 157,572                   $ 525,361



 *Amount less than one thousand
(1) Class 529-A, Class 529-B, Class 529-C, Class 529-E and Class 529-F shares were offered beginning February 15, 2002.
(2) Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 shares were offered beginning May 15, 2002.
(3) Class C and Class F shares were offered beginning March 15, 2001.



4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services -The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.240% on the first $1 billion of daily net assets and decreasing to 0.150% on such assets in excess of $8 billion. The agreement also provides for monthly fees, accrued daily, of 3.00% of the fund's monthly gross investment income. For the year ended October 31, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.314% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                       0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.30                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class B and Class 529-B                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class C, Class 529-C and Class R-1                           1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-E and Class R-3                                    0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class F, Class 529-F and Class R-4                           0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For Class A and Class 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2002, there were no unreimbursed expenses which remain subject to reimbursement for Class A or for Class 529-A.

         Transfer agent services - The fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described on the next page.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agency services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for Class R-1, Class R-2, Class R-3 and Class R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Administrative services fees are presented gross of any payments made by CRMC.

         Expenses under the agreements described above for the year ended October 31, 2002, were as follows (dollars in thousands):

-----------------------------------------------------------------------
  Share class      Distribution    Transfer agent    Administrative
                     services         services          services
-----------------------------------------------------------------------
    Class A          $22,216           $6,821        Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class B           2,522              239         Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class C            2,081                              $370


                                      Included
                                         in
                                   administrative
                                      services
----------------------------------                 --------------------
----------------------------------                 --------------------
    Class F             164                                131
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-A           29                                 26
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-B           22                                  7
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-C           42                                 13
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-E           2                                   1
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-F           -*                                 - *
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-1            1                                   1
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-2            4                                   4
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-3             1                                  1
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-4           - *                                 - *
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-5      Not applicable                           29
-----------------------------------------------------------------------
* Amount less than one thousand

Deferred Directors' compensation - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Directors - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):


Year ended October 31, 2002
                                                         Reinvestments of dividends
Share class                    Sales(1)                           and distributions
                                Amount        Shares                         Amount      Shares

Class A                    $ 3,213,249        74,760                      $ 557,555      12,948
Class B                        379,427         8,822                         10,680         249
Class C                        407,138         9,471                          7,717         180
Class F                        161,609         3,773                          2,338          55
Class 529-A(2)                  33,479           776                            304           7
Class 529-B(2)                   8,031           188                             55           1
Class 529-C(2)                  14,190           330                            104           2
Class 529-E(2)                   1,741            41                             13          -*
Class 529-F(2)                      71             2                             -*          -*
Class R-1(3)                       461            11                              1          -*
Class R-2(3)                     5,108           124                              6          -*
Class R-3(3)                     2,498            61                              3          -*
Class R-4(3)                       295             7                             -*          -*
Class R-5(3)                    82,166         1,864                            720          17
Total net increase
   (decrease) in fund      $ 4,309,463       100,230                      $ 579,496      13,459



                          Repurchases(1)                   Net increase
                                 Amount         Shares           Amount        Shares


Class A                     $ (1,115,501)       (25,984)     $ 2,655,303        61,724
Class B                          (29,860)          (709)         360,247         8,362
Class C                          (31,041)          (741)         383,814         8,910
Class F                          (17,690)          (415)         146,257         3,413
Class 529-A(2)                      (385)            (9)          33,398           774
Class 529-B(2)                       (93)            (2)           7,993           187
Class 529-C(2)                      (234)            (6)          14,060           326
Class 529-E(2)                       (18)            -*            1,736            41
Class 529-F(2)                         -              -               71             2
Class R-1(3)                         (14)            -*              448            11
Class R-2(3)                        (686)           (17)           4,428           107
Class R-3(3)                        (156)            (4)           2,345            57
Class R-4(3)                         (82)            (2)             213             5
Class R-5(3)                      (1,405)           (34)          81,481         1,847
Total net increase
   (decrease) in fund       $ (1,197,165)       (27,923)     $ 3,691,794        85,766




Year ended October 31, 2001                              Reinvestments of dividends
Share class                    Sales(1)                           and distributions
                                Amount        Shares                         Amount      Shares
Class A                    $ 1,034,028        23,199                      $ 448,473      10,318
Class B                        104,283         2,335                          1,959          45
Class C(4)                      67,893         1,517                            338           8
Class F(4)                      18,945           424                             74           2
Total net increase
   (decrease) in fund      $ 1,225,149        27,475                      $ 450,844      10,373



                            Repurchases(1)                   Net increase
                                   Amount         Shares           Amount        Shares


Class A                        $ (807,473)       (18,203)       $ 675,028        15,314
Class B                            (5,014)          (113)         101,228         2,267
Class C(4)                         (1,274)           (29)          66,957         1,496
Class F(4)                         (1,913)           (43)          17,106           383
Total net increase
   (decrease) in fund          $ (815,674)       (18,388)       $ 860,319        19,460



 *Amount less than one thousand
(1) Includes exchanges between share classes of the fund.
(2) Class 529-A, Class 529-B, Class 529-C, Class 529-E and Class 529-F shares were offered beginning February 15, 2002.
(3) Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 shares were offered beginning May 15, 2002.
(4) Class C and Class F shares were offered beginning March 15, 2001.

6. Restricted securities

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of October 31, 2002, the total value of restricted securities was $675,588,000, which represents 6.05% of the net assets of the fund.

7. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $6,491,459,000 and $3,185,250,000, respectively, during the year ended October 31, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended October 31, 2002, the custodian fee of $1,222,000 includes $49,000 that was offset by this reduction, rather than paid in cash.



Financial Highlights (1)

                                                           Income from investment operations(2)(3)
                                                                              Net
                                                    Net asset             (losses)gains          Dividends
                                           value,         Net       on securities   Total from   (from net
                                        beginning  investment      (both realized   investment  investment  (from capital
                                        of period      income      and unrealized)  operations      income)         gains)

Class A:
 Year ended 10/31/2002                     $43.80       $1.82              $(1.67)        $.15      $(2.05)        $(1.17)
 Year ended 10/31/2001                      43.69        1.94                1.19         3.13       (2.08)          (.94)
 Year ended 10/31/2000                      44.90        1.99                 .26         2.25       (1.92)         (1.54)
 Year ended 10/31/1999                      48.40        1.93                (.70)        1.23       (1.92)         (2.81)
 Year ended 10/31/1998                      46.14        2.09                3.87         5.96       (2.09)         (1.61)
Class B:
 Year ended 10/31/2002                      43.80        1.48               (1.67)        (.19)      (1.71)         (1.17)
 Year ended 10/31/2001                      43.69        1.60                1.19         2.79       (1.74)          (.94)
 Period from 3/15/2000 to 10/31/2000        40.33         .96                3.44         4.40       (1.04)             -
Class C:
 Year ended 10/31/2002                      43.80        1.45               (1.67)        (.22)      (1.68)         (1.17)
 Period from 3/15/2001 to 10/31/2001        44.15         .81                (.14)         .67       (1.02)             -
Class F:
 Year ended 10/31/2002                      43.80        1.76               (1.67)         .09       (1.99)         (1.17)
 Period from 3/15/2001 to 10/31/2001        44.15         .99                (.14)         .85       (1.20)             -
Class 529-A:
 Period from 2/19/2002 to 10/31/2002        43.06        1.19               (2.13)        (.94)      (1.39)             -
Class 529-B:
 Period from 2/15/2002 to 10/31/2002        43.33         .98               (2.40)       (1.42)      (1.18)             -
Class 529-C:
 Period from 2/20/2002 to 10/31/2002        43.12         .97               (2.20)       (1.23)      (1.16)             -
Class 529-E:
 Period from 3/1/2002 to 10/31/2002         43.74        1.08               (2.83)       (1.75)      (1.26)             -
Class 529-F:
 Period from 9/17/2002 to 10/31/2002        41.74         .14                (.89)        (.75)       (.26)             -
Class R-1:
 Period from 6/11/2002 to 10/31/2002        45.41         .52               (4.53)       (4.01)       (.67)             -
Class R-2:
 Period from 5/31/2002 to 10/31/2002        46.10         .51               (5.16)       (4.65)       (.72)             -
Class R-3:
 Period from 6/4/2002 to 10/31/2002         45.74         .56               (4.80)       (4.24)       (.77)             -
Class R-4:
 Period from 5/20/2002 to 10/31/2002        45.84         .65               (4.85)       (4.20)       (.91)             -
Class R-5:
 Period from 5/15/2002 to 10/31/2002        45.87         .89               (5.02)       (4.13)      (1.01)             -

                                            Dividends and distributions
                                                                                          Ratio of    Ratio of
                                      Distributions   Net asset            Net assets,   expenses         net income
                                            Total  value, end     Total end of period   to average      to average
                                      distributions of period  return(4)(in millions)   net assets    net assets(8)

Class A:
 Year ended 10/31/2002                      $(3.22)     $40.73     0.16%      $10,006       .67%          4.19%
 Year ended 10/31/2001                       (3.02)      43.80      7.39        8,057        .66           4.36
 Year ended 10/31/2000                       (3.46)      43.69      5.56        7,368        .67           4.67
 Year ended 10/31/1999                       (4.73)      44.90      2.52        8,773        .64           4.15
 Year ended 10/31/1998                       (3.70)      48.40     13.33        8,747        .64           4.35
Class B:
 Year ended 10/31/2002                       (2.88)      40.73      (.61)         450       1.44           3.41
 Year ended 10/31/2001                       (2.68)      43.80      6.56          118       1.41           3.35
 Period from 3/15/2000 to 10/31/2000         (1.04)      43.69     10.97           18       1.44 (6)       3.90  (6)
Class C:
 Year ended 10/31/2002                       (2.85)      40.73      (.69)         424       1.52           3.31
 Period from 3/15/2001 to 10/31/2001         (1.02)      43.80      1.52           65       1.51 (6)       2.98  (6)
Class F:
 Year ended 10/31/2002                       (3.16)      40.73       .03          155        .79           4.04
 Period from 3/15/2001 to 10/31/2001         (1.20)      43.80      1.94           17        .80 (6)       3.70  (6)
Class 529-A:
 Period from 2/19/2002 to 10/31/2002         (1.39)      40.73     (2.31)          32        .91 (6)       4.05  (6)
Class 529-B:
 Period from 2/15/2002 to 10/31/2002         (1.18)      40.73     (3.37)           8       1.66 (6)       3.32  (6)
Class 529-C:
 Period from 2/20/2002 to 10/31/2002         (1.16)      40.73     (2.96)          13       1.65 (6)       3.31  (6)
Class 529-E:
 Period from 3/1/2002 to 10/31/2002          (1.26)      40.73     (4.09)           2       1.11 (6)       3.87  (6)
Class 529-F:
 Period from 9/17/2002 to 10/31/2002          (.26)      40.73     (1.79)        - (5)       .10            .35
Class R-1:
 Period from 6/11/2002 to 10/31/2002          (.67)      40.73     (8.84)        - (5)       .60 (7)       1.27
Class R-2:
 Period from 5/31/2002 to 10/31/2002          (.72)      40.73    (10.10)           4        .63 (7)       1.29
Class R-3:
 Period from 6/4/2002 to 10/31/2002           (.77)      40.73     (9.27)           2        .46 (7)       1.40
Class R-4:
 Period from 5/20/2002 to 10/31/2002          (.91)      40.73     (9.20)        - (5)       .34 (7)       1.59
Class R-5:
 Period from 5/15/2002 to 10/31/2002         (1.01)      40.73     (9.04)          75        .21           2.10



                                                     Year ended October 31
                                                         2002         2001           2000        1999      1998

Portfolio turnover rate for all classes of shares         36%          37%            41%         21%       24%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) For the year ended October 31, 2002, net investment income was lower and net (losses) gains on securities (both realized and unrealized) were higher by approximately $0.14 per share for Class A as a result of the accounting change discussed in note 1 of the Notes to Financial Statements. On an annualized basis, the impact of the accounting change on the other share classes would have been approximately the same.
(4) Total returns exclude all sales charges, including contingent deferred sales charges.
(5) Amount less than 1 million.
(6) Annualized.
(7) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agency services. Had CRMC not paid such fees, expense ratios would have been .87%, .77%, .62% and .76% for Class R-1, Class R-2, Class
R-3 and Class R-4, respectively. Such expense ratios are the result of higher expenses during the start-up period and are not indicative of expense ratios expected in the future.
(8) For the year ended October 31, 2002, the ratio of net income to average net assets for Class A was lower by .34 percentage points as a result of the accounting change discussed in note 1 of the Notes to
    Financial Statements. On an annualized basis, the impact of the accounting change on the other share classes would have been approximately the same.


Report of Independent Accountants

To the Board of Directors and Shareholders of Capital Income Builder, Inc.:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Income Builder, Inc. (the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP


Los Angeles, California
December 2, 2002


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended October 31, 2002, the fund paid a long-term capital gain distribution of $224,286,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 30% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 17% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2003 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2002 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.